Exhibit 10.3

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FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 30, 2024 (the “First Restatement Effective Date”), by and among 89BIO, INC., a Delaware corporation (“Parent”, and in its capacity as representative of any Borrowers hereunder from time to time, “Borrower Representative”, each other Person party hereto as a borrower from time to time (together with Borrower Representative, collectively, “Borrowers”, and each, a “Borrower”), each Person party hereto as a guarantor from time to time (together with each other guarantor with respect to the Obligations, collectively “Guarantors”, and each a “Guarantor”, and together with Borrowers, collectively “Loan Parties” and each, a “Loan Party”; the lenders from time to time party hereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, together with its successors, “Administrative Agent”), and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”).

RECITALS

WHEREAS, the parties previously entered into that certain Loan and Security Agreement, dated as of January 4, 2023 (as amended, restated, supplemented or otherwise modified and in effect immediately prior to this Amendment, the “Existing Agreement”; the Existing Agreement, as amended by this Amendment and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Borrower, Guarantors, Lenders, Administrative Agent and ISR Collateral Agent, and Collateral Trustee. in accordance with this Amendment to, among other things, refinance, expand and extend the Term Loan facility thereunder.

WHEREAS, the parties desire to amend the terms of the Existing Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Agreement.
2.
Amendment. The Existing Agreement is hereby amended as set forth in Exhibit A hereto, including to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).
3.
Limitation of Amendments. The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) establish a course of dealing with respect to any other amendment, modification or waiver of any term or condition of any Loan Document or otherwise obligate any Secured Party to waive any future Event of Default, or (b) otherwise prejudice any right or remedy any Secured Party may now have or may have in the future under or in connection with any Loan Document.
4.
Representations. To induce Administrative Agent and Required Lenders to enter into this Amendment, each Loan Party hereby represent and warrant as follows:
4.1
The representations and warranties contained in the Agreement and in other Loan Documents are true and correct in all material respects as of the date of this Amendment (except for such

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representations and warranties referring to another date, which representations and warranties are true and correct in all material respects as of such date).
4.2
The Perfection Certificate delivered as of the date hereof is true, accurate and correct in all material respects.
4.3
Prior to and upon execution and delivery of this Amendment, no Event of Default has occurred and is continuing.
4.4
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of their respective obligations under the Agreement and the other Loan Documents to which it is a party, in each case, as amended by this Amendment (as applicable), (a) have been duly authorized by all necessary action on the part of such Loan Party, and (b) do not and will not contravene (i) any material Requirement of Law, (ii) any material contractual restriction in any material agreement with a Person binding on such Loan Party, (iii) any order, judgment or decree of any Governmental Authority binding on such Loan Party, or (iv) the Operating Documents operating of such Loan Party.
4.5
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of their respective obligations under the Agreement and the other Loan Documents to which it is a party, in each case, as amended by this Amendment (as applicable), do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, Governmental Authority, except as already has been obtained or made.
4.6
This Amendment has been duly executed and delivered by each Loan Party and is the binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application relating to or affecting creditors’ rights and by general equitable principles.
5.
Conditions. As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent in its sole discretion, the following:
(a)
this Amendment and the other documents and certificates set forth on Schedule 1 hereto;, in each case, duly executed by the applicable Loan Parties party thereto;
(b)
payment of all fees and Lender Expenses due on the First Restatement Effective Date in accordance with the Amended and Restated Fee Letter and the Agreement, as amended.
6.
Post-Closing delivery. Within two (2) Business Days of the Restatement Effective Date (or such later date as Administrative Agent may agree in its sole discretion), certificate of 89Bio Ltd, duly executed by a Responsible Officer, certifying and attaching (i) the Operating Documents (certified by the Secretary of State (or equivalent agency) on a date that is no earlier than thirty (30) days prior to the date hereof), (ii) resolutions duly approved by the Board, (iii) any resolutions, consent or waiver duly approved by the requisite holders of 89Bio Ltd’s Equity Interests, if applicable (or certifying that no such resolutions, consent or waiver is required), and (iv) a schedule of incumbency, shall be delivered. Within thirty (30) days of the Restatement Effective Date, any Account Control Agreements not yet delivered to the extent required under Section 6.6 of the Agreement shall be delivered and Loan Parties shall comply with Section 6.12 of the Agreement with respect to any new locations not yet subject to Collateral Access Agreements.
7.
Affirmations.
7.1
The Existing Agreement, as amended hereby, and the other Loan Documents are each reaffirmed by the Loan Parties and the Loan Parties agree and acknowledge that the Agreement, as modified by this Amendment, remains in full force and effect and that the same is hereby ratified and confirmed in all respects.

2

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7.2
The Loan Parties agree and acknowledge that the security interest as granted pursuant to the Agreement and other applicable Loan Documents continues to secure the Obligations from the Closing Date without novation, and this Amendment is not intended to be, and shall not constitute, a novation.
7.3
Each Guarantor agrees and acknowledges the terms of this Amendment and confirm that the guaranty pursuant to Section 13 of the Agreement remains in full force and effect as of the date hereof with respect to the Obligations (as modified this Amendment).
8.
Governing Law. Section 11 of the Agreement is incorporated herein, provided that references to the “Agreement” shall be understood to refer to this Amendment.
9.
General Provisions.
9.1
This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.2
This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Amendment or any document delivered in connection therewith by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart thereof.
9.3
This Amendment shall constitute a Loan Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first set forth above.

BORROWER:

89BIO, INC.

By /s/ Rohan Palekar

Name: Rohan Palekar
Title: Chief Executive Officer

GUARANTORS:

89BIO MANAGEMENT, INC.

By /s/ Rohan Palekar

Name: Rohan Palekar
Title: Chief Executive Officer

89BIO LTD

By /s/ Rohan Palekar

Name: Rohan Palekar
Title: Chief Executive Officer

4

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[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:

K2 HEALTHVENTURES LLC

By /s/ Anup Arora
Name: Anup Arora
Title: Managing Director and Chief Investment Officer

LENDER:

K2 HEALTHVENTURES LLC

By /s/ Anup Arora
Name: Anup Arora
Title: Managing Director and Chief Investment Officer

5

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EXHIBIT A

CONFORMED LOAN AND SECURITY AGREEMENT

6

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LOAN AND SECURITY AGREEMENT
(as amended pursuant to the First Amendment to Loan and Security Agreement)

This LOAN AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of January 4, 2023 (the “Closing Date”) is entered into among 89BIO, INC., a Delaware corporation (“Parent”, and in its capacity as representative of any Borrowers hereunder from time to time, “Borrower Representative”), each other Person party hereto as a borrower from time to time (together with Borrower Representative, collectively, “Borrowers”, and each, a “Borrower”), each Person party hereto as a guarantor from time to time (together with each other guarantor with respect to the Obligations, collectively “Guarantors”, and each a “Guarantor”, and together with Borrowers, collectively “Loan Parties” and each, a “Loan Party”; the Loan Parties as of the Closing Date are set forth on Schedule 1A hereto), the lenders from time to time party hereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, together with its successors, “Administrative Agent”), and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”).

AGREEMENT

Borrower Representative, each other Loan Party from time to time party hereto and each Secured Party hereby agree as follows:

1.
ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed in accordance with GAAP, and calculations and determinations shall be made following GAAP, consistently applied. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth on Exhibit A. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. For purposes of the Loan Documents, whenever a representation or warranty is made to a Person’s knowledge or awareness, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer of such Person.

2.
LOAN AND TERMS OF PAYMENT
2.1
Promise to Pay. Each Borrower hereby unconditionally promises to pay each Lender, ratably, the outstanding principal amount of all Loans, accrued and unpaid interest, fees and charges thereon and to pay all Obligations as and when due in accordance with this Agreement.
2.2
Availability and Repayment or Conversion of the Loans.
(a)
Availability.
(i)
Subject to the terms and conditions of this Agreement, each Lender agrees, severally and not jointly, to make to Borrowers (A) on the Restatement Effective Date, an advance ~~on the Closing Date~~ in principal amount equal to its Restatement First Tranche Term Loan Commitment ~~(such Loans,~~  – Part A, Restatement First Tranche Term Loan Commitment – Part B and Restatement First Tranche Term Loan Commitment – Part C, and (B) thereafter, upon written request by Borrower Representative through the Restatement First Tranche Availability Period, one or more advances in minimum increments of $5,000,000, and in an aggregate principal amount equal to its Restatement First Tranche Term Loan Commitment – Part D (such Loans, “Restatement

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First Tranche Term Loan – Part A”, “Restatement First Tranche Term Loan – Part B”, “Restatement First Tranche Term Loan – Part C” and “Restatement First Tranche Term Loan – Part D”, respectively, and collectively, the “Restatement First Tranche Term Loans”). Lenders’ commitments to make the Restatement First Tranche Term Loans shall terminate upon the funding of the Restatement First Tranche Term Loans on the ~~Closing~~ Restatement Effective Date (with respect to Parts A, B and C), and on the date such Restatement First Tranche Term Loans are funded (with respect to Part D). The proceeds of the Restatement First Tranche Term Loans – Part A, the Restatement First Tranche Term Loans – Part B, and a portion of the Restatement First Tranche Term Loans – Part C shall be applied to refinance the Term Loans outstanding as of the Restatement Effective Date, provided that with respect to Restatement First Tranche Term Loan – Part A, such principal amount shall be deemed to continue to remain outstanding on terms amended to reflect the terms as set forth in this Agreement and subject to the Fee Letter, dated as of the Restatement Effective Date.
(ii)
~~Subject to achievement of the Second Tranche Milestone and the terms and conditions of this Agreement, each Lender agrees, severally and not jointly, to make to Borrowers an advance during the Second Tranche Availability Period in principal amount equal to its Second Tranche Term Loan Commitment (such Loans, collectively, the “Second Tranche Term Loans”). Lenders’ commitments to make the Second Tranche Term Loans shall terminate upon the earlier of (i) the end of the Second Tranche Availability Period, and (ii) the date the Second Tranche Term Loans have been funded.~~Subject to achievement of the ~~Third~~Restatement Second Tranche Milestone and the terms and conditions of this Agreement, each Lender agrees, severally and not jointly, to make to Borrowers an advance during the ~~Third~~Restatement Second Tranche Availability Period in principal amount equal to its ~~Third~~Restatement Second Tranche Term Loan Commitment (such Loans, collectively, the “~~Third~~Restatement Second Tranche Term Loans”). Lenders’ ~~commitment~~commitments to make the ~~Third~~Restatement Second Tranche Term Loans shall terminate upon the earlier of (~~i~~A) the end of the ~~Third~~Restatement Second Tranche Availability Period, and (~~ii~~B) the date ~~that Third~~Restatement Second Tranche Term Loans have been funded.
(iii)
Subject to Lenders’ review of Borrowers’ financial/operating plan at the time of a requested funding of a Loan under this subsection (each a “~~Fourth~~Restatement Third Tranche Term Loan”, and collectively the “~~Fourth~~Restatement Third Tranche Term Loans”, and together with the Restatement First ~~Tranche Term Loans, the Second~~ Tranche Term Loans and the ~~Third~~Restatement Second Tranche Term Loans, collectively, the “Restatement Term Loans”, and each, a “Restatement Term Loan”), each Lender may, severally and not jointly, make to Borrowers an advance at any time prior to the Restatement Amortization Date in an aggregate principal amount up to its respective ~~Fourth~~Restatement Third Tranche Term Loan Amount. Lenders have no commitment to make any ~~Fourth~~Restatement Third Tranche Term Loans, which may be made in their sole and absolute discretion. The proceeds of ~~Fourth~~Restatement Third Tranche Term Loans shall be used to further support commercial activities, acquisitions, and/or business development opportunities.

Except as set forth above, Borrowers shall use the proceeds of the Restatement Term Loans (i) to ~~repay existing~~refinance Term Loans under this Agreement outstanding ~~Indebtedness of Borrower Representative owing to Silicon Valley Bank~~immediately prior to the Restatement Effective Date, and (ii) for working capital and other general corporate purposes. Once repaid, the Restatement Term Loans may not be reborrowed.

(b)
Repayment. Commencing on the Restatement Amortization Date, and continuing thereafter on each Payment Date through the Restatement Term Loan Maturity Date, Borrowers shall make consecutive monthly payments of equal principal and interest, in an amount which would fully amortize the principal amount of the Term Loans and accrued interest thereon by the Restatement Term Loan Maturity Date, provided that if the Applicable Rate is adjusted or the Restatement Amortization Date or the Restatement Term Loan Maturity Date are extended, in each case, in accordance with its terms, the amortization schedule and the required monthly installment shall be recalculated based on the adjusted Applicable Rate and/or the adjusted number of Payment Dates through the Restatement Term Loan Maturity Date. Any and all unpaid Obligations, including principal and accrued and unpaid interest in respect of the Term Loans the fees pursuant to the Fee Letter and any other fees and other sums due hereunder, if any, shall be due and payable in full on the Restatement Term Loan Maturity Date. The Restatement Term Loans may only be prepaid in accordance with Sections 2.2(c) or (d).

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(c)
Mandatory Prepayment Upon an Acceleration. If the Loans are accelerated following the occurrence and during the continuation of an Event of Default by Administrative Agent in accordance with Section 9.1, Borrowers shall immediately pay to Administrative Agent, for the benefit of Secured Parties, an amount equal to the sum of:
(i)
all outstanding principal plus accrued and unpaid interest thereon, plus
(ii)
all amounts then due in accordance with the Fee Letter, plus
(iii)
all other sums, if any, that shall have become due and payable hereunder, including interest at the Default Rate with respect to any past due amounts.
(d)
Permitted Prepayment of Loans. Borrowers shall have the option to prepay all, but not less than all, of the Loans, provided Borrowers provide written notice (which may be conditional upon the consummation of an acquisition of Borrowers or similar transaction or a refinancing of the Obligations) to Administrative Agent of its election to prepay the Loans at least thirty (30) days prior to such prepayment (or such shorter period as Administrative Agent may approve in its sole discretion), and pay, on the date of such prepayment, to Lenders, ratably, an amount equal to the sum of:
(i)
all outstanding principal plus accrued and unpaid interest thereon, plus
(ii)
all amounts then due in accordance with the Fee Letter, plus
(iii)
all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.
(e)
Conversion at Lenders’ Election.
(i)
Conversion Election. Lenders may jointly elect at any time and from time to time after the Closing Date or the Restatement Effective Date, as applicable, prior to the payment in full of the Loans to convert any portion of the principal amount of the ~~Loans~~Restatement First Tranche Term Loan – Part A or the Restatement First Tranche Term Loan – Part B then outstanding (such converted amount, the “Conversion Amount”) into shares of Common Stock (“Conversion Shares”) at the applicable Conversion Price pursuant to a Conversion Election Notice, to be delivered at the direction of Lenders by the Administrative Agent to Issuer~~, provided that the aggregate principal amount converted to Common Stock in accordance with this Section 2.2(e) shall not exceed $7,500,000~~ (any such conversion, a “Lender Conversion”). A Conversion Election Notice, once delivered, shall be irrevocable unless otherwise agreed in writing by Issuer and subject to subsection (ii) below, provided that if transfer agent for Issuer’s Common Stock is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the applicable Designated Holder is eligible to receive Conversion Shares through DTC and the restrictive legend has been removed from such Conversion Shares in accordance with Section 2.2(e)(x), credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system. On the third trading day after a Conversion Election Notice has been duly delivered in accordance with the foregoing, Issuer shall credit to each Designated Holder a number of Conversion Shares equal to (x) the Conversion Amount indicated in the applicable Conversion Election Notice divided by (y) applicable Conversion Price.
(ii)
Reservation of Shares. Issuer shall reserve from its duly authorized and unreserved capital stock not less than the number of shares of Common Stock that may be issuable pursuant to a conversion pursuant to this Section 2.2(e), provided that if at any time Issuer no longer has sufficient number of authorized and unreserved shares of Conversion Shares not less than the number of Conversion Shares then issuable upon conversion of the then outstanding principal amount that may be converted pursuant to this Section 2.2(e) (without regard to any applicable cap on conversion pursuant to subsection (vi) and (vii) below), then Issuer shall immediately take all action necessary to increase its authorized and unreserved shares to an amount sufficient to cure

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such shortfall. In the event that upon any delivery of a Conversion Election Notice there are insufficient authorized and unreserved Conversion Shares to deliver in satisfaction of such Conversion Election Notice, then the applicable Lender may elect to void such Conversion Election Notice. Upon issuance of Conversion Shares pursuant to Section 2.2(e), such shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and shall be free of any restrictions on transfer, except for any restrictions under Federal or state securities laws.
(iii)
Rule 144. With a view to making available to Designated Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Securities and Exchange Commission (the “SEC”) that may at any time permit Designated Holders to sell shares of Common Stock issued pursuant to a Conversion Election Notice to the public without registration, Issuer shall use its commercially reasonable efforts to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until six (6) months after such date as all of Conversion Shares issued may be sold without restriction by Designated Holders pursuant to Rule 144 or any other rule of similar effect; (B) file with the SEC in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of Issuer under the 1934 Act; and (C) furnish to Designated Holders, upon request, as long as Designated Holders own any shares of Common Stock issued pursuant to a Conversion Election Notice, such information as may be reasonably requested in order to avail Designated Holders of any rule or regulation of the SEC that permits the selling of any Conversion Shares issued without registration.
(iv)
Registration Rights. In connection with the option to convert in accordance with this Section 2.2(e), Issuer hereby agrees that each Designated Holder shall be deemed to be a “Holder” (as defined in the Company’s Investors’ Rights Agreement dated September 17, 2019, as amended, restated, supplemented or otherwise modified from time to time (the “IRA”)) and shall have the piggyback registration rights with respect to the shares of Common Stock issued and issuable under this Section 2.2(e) pursuant to Section 2 of the IRA, on a pari passu basis with the other Holders (as defined therein).
(v)
Authorization. For so long as Designated Holders hold any shares of Common Stock issued pursuant to this Section 2.2(e), Issuer shall use its commercially reasonable efforts to maintain the Common Stock’s authorization for listing on a Trading Market. and Issuer shall not take any action which could reasonably be expected to result in the delisting or suspension of the Common Stock on such national securities exchange on which the Common Stock is listed.
(vi)
Limitations on Conversion.
(1)
Beneficial Ownership. Notwithstanding anything herein to the contrary, Issuer shall not issue a number of Conversion Shares pursuant to this Section 2.2(e) to the extent that, upon such issuance, the number of shares of Common Stock then beneficially owned by each Designated Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Designated Holders for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”); provided that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act, provided further that Lenders shall have the right, upon 61 days’ prior written notice to Issuer, to waive the 9.985% Cap.
(2)
Principal Market Regulation. Issuer shall not issue a number of Conversion Shares pursuant to this Section 2.2(e), if the issuance of such shares together with any previously issued Conversion Shares, would result in (A) the issuance of more than 19.99% of the Common Stock outstanding as of the Closing Date or (B) Designated Holders, together with their Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Designated Holder’s for purposes of Section 13(d) of the Exchange Act, beneficially owning in excess of 19.99% of the then outstanding Common Stock.

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(3)
Beneficial Ownership Determination. For purposes of this Section 2.2(e), “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by each Designated Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of Administrative Agent, Issuer shall, within two (2) trading days, confirm to the Administrative Agent the number of Shares then outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.
(vii)
Certain Adjustments. If Issuer declares or pays a dividend or distribution on the outstanding shares of Common Stock payable in Common Stock or other securities or property (other than cash), then upon exercise of any conversion option in accordance with this Section 2.2(e), for each Conversion Share acquired, Designated Holder shall receive, without additional cost to Designated Holder, the total number and kind of securities and property which Designated Holder would have received had Designated Holder owned the Conversion Shares of record as of the date the dividend or distribution occurred. Upon any event whereby all of the outstanding shares of the Common Stock are reclassified, converted, exchanged, combined, divided, substituted, or replaced for, into, with or by securities of a different class and/or series, then from and after the consummation of such event, the Conversion Shares issuable will be the number, class and series of securities that Designated Holder would have received had the Conversion Shares been outstanding on and as of the consummation of such event, and the applicable Conversion Price shall be adjusted accordingly (as applicable). The provisions of this Section 2.2(e)(vii) shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events. Issuer shall promptly notify Lenders of any event causing an adjustment pursuant to this Section 2.2(e)(vii), and at Lenders’ request, shall deliver a certificate of adjustment, setting forth the adjustment and attaching calculations supporting the same, certified by a Responsible Officer.
(viii)
No Fractional Shares. Upon conversion of the Conversion Amount into Conversion Shares, any fraction of a share will be rounded down to the next whole share of the Conversion Shares, and in lieu of such fractional shares to which the Designated Holder would otherwise be entitled, the Issuer shall, at its option, either pay the Designated Holder cash equal to such fraction multiplied by the applicable Conversion Price, or return such amount to principal under the Loan.
(ix)
Exemption from Registration. Assuming the accuracy of representations and warranties made by Lenders in this Agreement and the accuracy of representations and warranties of Designated Holders in the Conversion Election Notice, the Loans and the associated right to Lender Conversion are exempt from registration under the Securities Act (pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder) and applicable state securities laws. Issuer is not disqualified from reliance upon Rule 506 of Regulation D for purposes of the Loan and any Lender Conversion, including due to any “Bad Act” disqualification.
(x)
Restrictive Legends. Any Note and any certificate evidencing the Conversion Shares may contain a securities legend restricting the transfer thereof, in substantially the following form as long as none of the Unrestricted Conditions have been met:

THIS LOAN AND RELATED RIGHT TO CONVERSION, AND THE SECURITIES ISSUABLE UPON CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION, INCLUDING PURSUANT TO RULE 144 OF THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(A)7) OF THE SECURITIES ACT.

Upon the satisfaction of any of the following conditions (the “Unrestricted Conditions”): (A) while a registration statement covering the sale or resale of such security is effective under the Securities Act, or (B) following any sale of such Conversion Shares, pursuant to Rule 144, or (C) if such Conversion Shares are eligible for sale under Rule 144(b)(1), or (D) at any time on or after the date hereof that the Lender certifies that neither it nor Designated Holder is an “affiliate” of Issuer (as such term is used under Rule 144 pursuant to the Securities Act) if the holding period for

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purposes of Rule 144 and subsection (d)(3)(iii) thereof with respect to such Conversion Shares is at least six (6) months, or (E) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), then any Note issued, the related right to conversion, and any Conversion Shares issued thereunder, shall not contain or be subject to (and Designated Holder shall be entitled to removal of) any legend restricting the transfer thereof (including any legend as set forth above) and shall not be subject to any stop-transfer instructions. Issuer shall cause its counsel to issue a legal opinion to the transfer agent prior to the required delivery date of the Conversion Shares, or at such other time as any of the Unrestricted Conditions has been met, if required by the transfer agent to effect the issuance of the Conversion Shares without a restrictive legend or removal of the legend hereunder to the extent required or requested as set forth in the immediately following two sentences. Issuer agrees that, following the Closing Date or at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required under this Section 2.2(e), it will, no later than two (2) trading days, issued with a restrictive legend, deliver or cause to be delivered to the applicable Designated Holder, the Conversion Shares, free from all restrictive and other legends (or similar notations). Each Lender hereby agrees that the removal of restrictive legends from the Conversion Shares is predicated upon reliance by Issuer that the Designated Holder will sell any Conversion Shares, pursuant to the registration requirements of the Securities Act or an exemption therefrom, and that if such securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(xi)
Designated Holder as intended third party beneficiary. Each Designated Holder is an intended third party beneficiary of the provisions of this Section 2.2(e).
(f)
~~Confirmation of initial Conversion Price. The initial Conversion Price shall be confirmed in writing between Issuer and Administrative Agent promptly following the 15th VWAP Trading Day after the Closing Date, in the form attached hereto as Schedule 6.~~Representations of Lenders and Designated Holders. In connection with the making of the Loans and the related right to Lender Conversion, each Lender hereby represents and warrants, with respect to such Lender and related Designated Holder only:
(i)
Investment for Own Account. The Loans and the right to Lender Conversion and any Note evidencing the same with respect thereto will be acquired by each Lender for such Lender’s own account, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, except pursuant to sales registered or in a transaction exempted under the Securities Act, and such Lender and related Designated Holder have no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Lender’s or Designated Holder’s right at all times to sell or otherwise dispose of all or any part of such Conversion Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Lender to hold the Loans and the right to Lender Conversion and any Note evidencing the same for any period of time and such Lender reserves the right to transfer the same at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
(ii)
Disclosure of Information. Each Lender and Designated Holder is aware of the business affairs and financial condition of Borrower Representative and has received or has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the making of the Loans, and the related right to Lender Conversion. Each Lender represents that it and each Designated Holder has had an opportunity to ask questions and receive answers from Borrower Representative regarding the terms and conditions thereof and to obtain additional information (to the extent Borrower Representative possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Lender or Designated Holder or to which such Lender or Designated Holder has access.
(iii)
Investment Experience. Such Lender and related Designated Holder understand that the Conversion Shares involve substantial risk. Such Lender and related Designated Holder have experience as an investor in securities of companies in the development stage and acknowledges that such Lender and Designated Holder can bear the economic risk and complete loss of its investment in the Loan and the right to Lender

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Conversion (and any Note) and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.’
(iv)
Restricted Securities. Such Lender and Designated Holder understand that the Loan and the right to Lender Conversion (and any Note) are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from Borrower Representative in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold except pursuant to an effective registration statement under the Securities Act (including a registration statement filed pursuant to Section 2.2(e)(iv)) or pursuant to an applicable exemption from the registration requirements under the Securities Act.
(v)
Accredited Investor. Such Lender and Designated Holder is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.
2.3
Payment of Interest.
(a)
Interest Rate. Subject to Section 2.3(b), the outstanding principal amount of the Loans shall accrue interest from and after its Funding Date, at the Applicable Rate, and Borrowers shall pay such interest monthly in arrears on each Payment Date commencing on ~~February~~October 1, ~~2023~~2024.
(b)
Default Rate. Immediately upon the occurrence and during the continuation of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrowers pursuant to the Loan Documents (including, without limitation, Secured Party Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest interest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies pursuant to the Loan Documents. Each Borrower agrees that interest at the Default Rate is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an Event of Default.
(c)
Payment; Interest Computation. Interest is payable monthly in arrears on the Payment Date of the following month and shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest, (i) all payments received after 3:00 p.m. Eastern Time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Loan shall be included and the date of payment shall be excluded. Changes to the Applicable Rate based on changes to the Prime Rate, shall be effective as of the date, and to the extent, of such change.
(d)
Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that a Borrower has actually paid to or for the benefit of Lenders an amount of interest in excess of the amount that would have been payable if all of the Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrowers shall be applied as follows: first, to the payment of principal outstanding in respect of the Loans; second, after all principal is repaid, to the payment of accrued interest, third, to the payment of Secured Party Expenses and any other Obligations; and fourth, after all Obligations are repaid, the excess (if any) shall be refunded to Borrowers or paid to whomsoever may be legally entitled thereto, provided that amounts payable to Lenders, shall be paid ratably.
2.4
Fees and Charges. Borrowers shall pay to Administrative Agent, for the ratable benefit of Lenders:
(a)
Fees. The fees and charges as and when due in accordance with the Fee Letter; and

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(b)
Expenses. All Secured Party Expenses (including reasonable and documented outside attorneys’ fees and expenses for documentation and negotiation of this Agreement and the other Loan Documents) incurred through and after the Closing Date, when due (or, if no stated due date, within two (2) Business Days after demand by Administrative Agent).
2.5
Payments; Application of Payments; Automatic Payment Authorization; Withholding.
(a)
All payments to be made by Borrowers under any Loan Document, including payments of principal and interest and all fees, charges, expenses, indemnities and reimbursements, shall be made in immediately available funds in Dollars, without setoff, recoupment or counterclaim, before 3:00 p.m. Eastern Time on the date when due, subject to Schedule 3 with respect to Taxes. Payments of principal and/or interest received after 3:00 p.m. Eastern Time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.
(b)
No Borrower shall have a right to specify the order or the loan accounts to which a Lender shall allocate or apply any payments made by a Borrower to or for the benefit of such Lender or otherwise received by such Lender under this Agreement when any such allocation or application is not expressly specified elsewhere in this Agreement. Without limitation of the foregoing, unless expressly so allocated by Administrative Agent, no payment or prepayment of principal shall be applied to the outstanding principal balance under any outstanding Restatement First Tranche Term Loans – Part A or Restatement First Tranche Term Loans – Part B unless all other outstanding Term Loans have been repaid in full.
(c)
Administrative Agent, on behalf of Secured Parties, may initiate debit entries to any Deposit Accounts as authorized on the Automatic Payment Authorization for principal and interest payments or any other Obligations when due. These debits shall not constitute a set-off. If the ACH payment arrangement is terminated for any reason, Borrowers shall make all payments due hereunder at the applicable address specified in Section 10, or as otherwise notified by Administrative Agent in writing.
(d)
Each Loan Party and Secured Party hereby agrees to the terms and conditions set forth on Schedule 3 hereto.
2.6
Promissory Notes. Borrowers agree that: (a) upon written notice by or on behalf of any Lender to Borrowers that a promissory note or other evidence of indebtedness is requested by such Lender to evidence the Loans and other Obligations owing or payable to, or to be made by, such Lender, Borrowers shall promptly (and in any event within three (3) Business Days of any such request) execute and deliver to such Lender an appropriate promissory note, in substantially the form attached hereto as Exhibit G, and (b) upon any Lender’s written request, and in any event within three (3) Business Days of any such request, Borrowers shall execute and deliver to such Lender new notes and/or divide the notes in exchange for then existing notes in such smaller amounts or denominations as such Lender shall specify in its sole and absolute discretion; provided, that the aggregate principal amount of such new notes shall not exceed the aggregate principal amount of the applicable Loans made by such Lender; provided, further, that such promissory notes that are to be replaced shall then be deemed no longer outstanding hereunder and replaced by such new notes and returned to Borrowers within a reasonable period of time after such Lender’s receipt of the replacement notes. Regardless of whether or not any such promissory notes are issued, this Agreement shall evidence the Loans and other Obligations owing or payable by Borrowers to each Lender.
3.
CONDITIONS OF LOANS
3.1
Conditions Precedent to Initial Loan. Each Lender’s obligation to make the initial Loan is subject to the condition precedent that Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, such documents, and completion of such other matters, as Administrative Agent may reasonably deem necessary or appropriate, including, without limitation:

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(a)
duly executed signatures to this Agreement;
(b)
duly executed signatures to the Fee Letter;
(c)
a certificate of each Loan Party, duly executed by a Responsible Officer, certifying and attaching (i) the Operating Documents, (ii) unanimous written consent duly approved by the Board, (iii) any resolutions, consent or waiver duly approved by the requisite holders of each Loan Party’s Equity Interests, if applicable (or certifying that no such resolutions, consent or waiver is required), and (iv) a schedule of incumbency;
(d)
a payoff letter with respect to Indebtedness outstanding as of the Closing Date to Silicon Valley Bank, together with all documents reasonably required in connection with the payoff and release of security interests, including with respect to the release of the liens registered with the Israeli Registrar of Companies;
(e)
the Perfection Certificate of Borrower Representative, together with the duly executed signature thereto;
(f)
evidence satisfactory to Administrative Agent, that the insurance policies required by Section 6.5 are in full force and effect;
(g)
a legal opinion of US and Israeli counsel to the Loan Parties, each in forms reasonably acceptable to the Administrative Agent;
(h)
delivery of the ISR Guarantor Documents; and
(i)
payment of the fees in accordance with the Fee Letter and Secured Party Expenses then due as specified in Section 2.4(a), and subject to Section 2.4(c).
3.2
Conditions Precedent to all Loans. Each Lender’s obligations to make each Loan is subject to the following conditions precedent:
(a)
except for the Restatement Term Loan made on the ~~Closing~~Restatement Effective Date, timely receipt of an executed Loan Request by Administrative Agent;
(b)
the representations and warranties in this Agreement and the other Loan Documents shall be true, accurate, and complete in all material respects on the date of the Loan Request and on the Funding Date of each Loan; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;
(c)
no Default or Event of Default shall have occurred and be continuing or result from the Loan; and
(d)
there has not been any event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, or any material adverse deviation by Borrowers from the most recent business plan of Borrowers presented to and accepted by Administrative Agent, as determined by Administrative Agent in Administrative Agent’s sole discretion.
3.3
Covenant to Deliver.
(a)
Loan Parties agree to deliver each item required to be delivered under this Agreement as a condition precedent to any Loan. Loan Parties expressly agree that a Loan made prior to the receipt of any such item

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shall not constitute a waiver by Administrative Agent of a Borrower’s obligation to deliver such item, and the making of any Loan in the absence of a required item shall be in Administrative Agent’s sole discretion.
(b)
Loan Parties agree to deliver the items set forth on Schedule 2B hereto within the timeframe set forth therein (or by such other date as Administrative Agent may approve in writing), in each case, in form and substance reasonably acceptable to Administrative Agent.
3.4
Procedures for Borrowing. Except for any Loan to be made on the Closing Date in accordance with the terms hereof, to obtain a Loan, Borrower Representative shall deliver a completed Loan Request to Administrative Agent (which may be delivered by email) no later than 3:00 p.m. Eastern Time, ten (10) Business Days prior to the date such Loan is requested to be made. On the Funding Date, each applicable Lender shall fund the applicable Loan in the manner requested by the Loan Request, provided that each of the conditions precedent to such Loan is satisfied.
4.
CREATION OF SECURITY INTEREST
4.1
Grant of Security Interest. Each Loan Party hereby grants to Collateral Trustee, and in the case of the ISR Guarantor, the ISR Collateral Agent under the ISR Collateral Documents, for the ratable benefit of Secured Parties, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Trustee or ISR Collateral Agent (as applicable), the respective Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, provided that with respect to Shares owned by ISR Guarantor and pledged pursuant to Section 4.4, the security interest in such Collateral shall be granted to Collateral Trustee for the ratable benefit of the Secured Parties (and not to ISR Collateral Agent). If this Agreement is terminated, Collateral Trustee’s and ISR Collateral Agent’s respective Liens in the Collateral shall continue until the Obligations (other than contingent indemnification obligations as to which no claim has been asserted or is known to exist) and any other obligations which, by their terms are to survive the Termination Date, are paid in full.
4.2
Priority of Security Interest. Each Loan Party represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Collateral Trustee’s and ISR Collateral Agent’s respective Lien under this Agreement). If a Loan Party shall acquire a commercial tort claim with a potential recovery in excess of $250,000, such Loan Party shall promptly notify Administrative Agent in writing and deliver such other information and documents as Administrative Agent may require to take any further action necessary or advisable to perfect Collateral Trustee’s and ISR Collateral Agent’s respective Lien in such commercial tort claim. If a Loan Party shall acquire any instrument, such Loan Party shall promptly notify Administrative Agent and deliver the same in original to the Collateral Trustee together with an allonge or other appropriate instrument of transfer and any necessary endorsement, all in form satisfactory to Administrative Agent.
4.3
Authorization to File Financing Statements. Each Loan Party hereby authorizes Collateral Trustee or its designee (or the Administrative Agent, on behalf of the Collateral Trustee) to file at any time financing statements, continuation statements and amendments thereto with all appropriate jurisdictions to perfect or protect Collateral Trustee’s interest or rights hereunder.
4.4
Pledge of Collateral. Each Loan Party hereby pledges, collaterally assigns and grants to Collateral Trustee (or in case of the Shares of ISR Guarantor, in favor of ISR Collateral Agent), for the ratable benefit of the Secured Parties, a security interest in the applicable Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Closing Date or to the extent any Shares pledged hereunder from time to time are or become certificated, such certificate or certificates shall be delivered to Collateral Trustee or ISR Collateral Agent, as applicable, accompanied by a stock power or other appropriate instrument of assignment duly executed in blank. To

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the extent required by the terms and conditions governing the Shares in which a Loan Party has an interest, such Loan Party shall cause the books of each issuer of Shares pledged hereunder and any transfer agent to reflect the pledge of the Shares. Schedule 6 identifies a true and accurate list of pledged Shares as of the Closing Date. If any Loan Party acquires any Shares following the Closing Date or there is any change resulting in the information in Schedule 6 no longer being accurate and complete, Borrower Representative shall deliver the updated Schedule 6 no later than the delivery of the then-next Compliance Certificate, which upon review and acceptance by Agent shall be deemed to replace Schedule 6 to this Agreement. Upon the occurrence and during the continuation of an Event of Default hereunder, Collateral Trustee or ISR Collateral Agent, as applicable, may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Collateral Trustee or ISR Collateral Agent, as applicable, and cause new certificates representing such securities to be issued in the name of Collateral Trustee or ISR Collateral Agent, as applicable, or its transferee. Each Loan Party will execute and deliver such documents, and take or cause to be taken such actions, as Administrative Agent may reasonably request to perfect or continue the perfection of Collateral Trustee’s or ISR Collateral Agent’s, as applicable, security interest in the Shares. Each Loan Party shall be entitled to exercise any voting rights with respect to the Shares in which it has an interest and to give consents, waivers and ratifications in respect thereof, unless following an Event of Default, Collateral Trustee or ISR Collateral Agent, as applicable (in each case, acting at the direction of Administrative Agent subject to the terms of the Collateral Trust Agreement) shall have given notice to Borrower Representative suspending such rights, provided that no such notice shall be required if a Loan Party has commenced an Insolvency Proceeding and, in any event, no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate upon notice given in accordance with the foregoing during the continuation of an Event of Default.
4.5
ISR Collateral Documents. The ISR Guarantor undertakes to create, in favor of the ISR Collateral Agent, a first ranking (subject to Permitted Liens permitted according to applicable law and/or the provisions hereof to have priority) floating charge over all of the present and future assets of the ISR Guarantor whether now existing or hereafter created, and a first ranking (subject to Permitted Liens permitted according to applicable law and/or the provisions hereof to have priority) fixed charge over the ISR Guarantor’s registered and unissued share capital, its reputation and goodwill, Accounts, its rights to receive funds from its customers and other fixed assets and any tax benefit it may have, in accordance with the respective ISR Collateral Documents (as amended, modified or restated from time to time). In addition, the ISR Guarantor undertakes to create within twenty (20) days of the end of each financial year, and more often if requested at the sole and absolute discretion of the ISR Collateral Agent to the extent the conditions warrant, a first ranking fixed charge over (i) each Account which is outstanding at such time, and with respect of which advances are or have been made, (ii) the ISR Guarantor’s rights, whether then existing or thereafter created, to receive funds from its customers and (iii) the ISR Guarantor’s Equipment, all in accordance with the ISR Fixed Debenture (or in the form of an amendment to the existing ISR Collateral Document, at the ISR Collateral Agent’s discretion; each such new and/or amended debenture shall also be included in the definition of the term “ISR Collateral Document” herein). The ISR Guarantor warrants and represents that the charges of the ISR Collateral Documents, upon the filing thereof, shall be first priority (subject to Permitted Liens permitted according to applicable law and/or the provisions hereof to have priority) fixed and floating charges (as provided therein) in the applicable Collateral.

In addition to and without limiting the foregoing, all Obligations shall also be secured by (a) any and all properties, rights and assets of the ISR Guarantor granted by the ISR Guarantor to the ISR Collateral Agent now, or in the future, in which the ISR Guarantor obtains an interest, or the power to transfer rights in, including, without limitation, the Charged Property as set forth in the ISR Collateral Documents, and (b) any and all security agreements, mortgages or other collateral agreements granted by the ISR Guarantor to the ISR Collateral Agent, now or in the future.

4.6
Exclusion of Certain ISR Collateral. Notwithstanding the foregoing, as to the ISR Guarantor, the foregoing grant of security interest shall not apply to ISR Collateral to the extent a security interest therein is governed by the ISR Collateral Documents.

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5.
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants as follows:

5.1
Due Organization, Authorization; Power and Authority.
(a)
Each Loan Party and each of its Subsidiaries is duly existing and (in such jurisdictions where applicable) in good standing as a Registered Organization in its respective jurisdiction of formation, ISR Guarantor is not a “breaching company” (as such term is defined under the Israeli Companies Law 1999) and each Loan Party and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any other jurisdiction in which the conduct of its respective business or ownership of property requires that it is qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. ISR Guarantor is a limited liability company, duly organized and validly existing and is not in a status of a “breaching company” (as such term is defined under the Israeli Companies Law, 5759-1999), under the laws of the State of Israel and has the power to carry on its business as it is now being conducted and to owns its property and other assets. In connection with this Agreement, Borrower Representative has delivered to Administrative Agent a completed certificate signed by a Responsible Officer of Borrower Representative entitled “Perfection Certificate”. Except to the extent Borrower Representative has provided notice of a legal name change in accordance with Section 7.2, (i) each Loan Party’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (ii) each Loan Party is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (iii) the Perfection Certificate accurately sets forth each Loan Party’s organizational identification number or accurately states that such Loan Party has none; (iv) the Perfection Certificate accurately sets forth each Loan Party’s place of business, or, if more than one, its chief executive office as well as such Loan Party’s mailing address (if different than its chief executive office); (v) except as set forth in the Perfection Certificate, each Loan Party (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (vi) all other information set forth on the Perfection Certificate pertaining to each Loan Party and each of its Subsidiaries is accurate and complete in all material respects (it being understood and agreed that each Loan Party may from time to time update certain information in the Perfection Certificate after the Closing Date to the extent permitted by one or more specific provisions in this Agreement).
(b)
The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with such Loan Party’s Operating Documents or other organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Loan Party or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which such Loan Party is bound. No Loan Party is in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a Material Adverse Effect.
5.2
Collateral.
(a)
Each Loan Party has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens.
(b)
Except for the Collateral Accounts described in the Perfection Certificate or in a notice timely delivered pursuant to Section 6.6, no Loan Party has any Collateral Accounts at or with any bank, broker or other financial institution, and with respect to each Collateral Account located in the United States, each Loan Party has taken such actions as are necessary to give Collateral Trustee or ISR Collateral Agent (as applicable) a perfected security interest therein as required pursuant to the terms of Section 6.6(b). The Accounts are bona fide, existing obligations of the Account Debtors.

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(c)
The Collateral is located only at the locations identified in the Perfection Certificate and any other locations as to which Loan Parties have complied with Section 6.12. The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate or as disclosed in writing pursuant to Section 6.12.
(d)
Each Loan Party is the sole owner of the Intellectual Property which it owns or purports to own except for (i) licenses constituting “Permitted Transfers”, (ii) open-source software, (iii) over-the-counter software that is commercially available to the public, (iv) material Intellectual Property licensed to such Loan Party and noted on the Perfection Certificate or as disclosed pursuant to Section 6.7(b), and (v) immaterial Intellectual Property licensed to such Loan Party. Each Patent (other than patent applications) which it owns or purports to own and which is material to such Loan Party’s business is valid and enforceable, and no part of the Intellectual Property which a Loan Party owns or purports to own and which is material to the Loan Parties’ business has been judged invalid or unenforceable, in whole or in part. To the best of each Loan Party’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to have a Material Adverse Effect. Except as noted on the Perfection Certificate or as disclosed pursuant to Section 6.7(b), no Loan Party is a party to, nor is it bound by, any Restricted License. No Subsidiary which is not a Loan Party owns any material Intellectual Property. It will not be necessary to use any inventions of any of such Loan Party’s employees or consultants (or Persons it currently intends to hire) made prior to their employment by such Loan Party. Each current and prior employee, consultant or other Affiliate thereof has entered into an invention assignment agreement or similar agreement with such Loan Party with respect to all intellectual property rights he or she owns that are related to the Loan Parties’ business.
5.3
Accounts; Material Agreements. The Accounts are bona fide existing obligations. The material licenses and agreements to which any Loan Party or any of its Subsidiaries is a party is in good standing and in full force and effect and no Loan Party is in breach with respect thereto, in which the breach could reasonably be expected to have a Material Adverse Effect. No material customer or supplier has terminated, significantly reduced or communicated its intent to do so to any Loan Party or any of its Subsidiaries.
5.4
Litigation and Proceedings. Except as set forth in the Perfection Certificate or as disclosed in writing pursuant to Section 6.2, there are no actions, suits, litigations or proceedings, at law or in equity, pending, or, to the knowledge of any Responsible Officer, threatened in writing, by or against any Loan Party or any of its Subsidiaries, officers or directors involving more than, individually or in the aggregate for all related proceedings, $250,000 or in which any adverse decision has had or could reasonably be expected to have any Material Adverse Effect.
5.5
Financial Statements; Financial Condition. All consolidated and consolidating (if applicable) financial statements for the Loan Parties and each of their Subsidiaries delivered to Administrative Agent fairly present in all material respects the consolidated and consolidating (if applicable) financial condition and results of operations of the Loan Parties and each of their Subsidiaries as of the respective dates and for the respective periods then ended, and there are no material liabilities (including any contingent liabilities) which are not reflected in such financial statements. There has not been any material deterioration in the consolidated and consolidating (if applicable) financial condition of the Loan Parties and each of its Subsidiaries or the Collateral since the date of the most recent financial statements submitted to Administrative Agent.
5.6
Solvency. The fair salable value of the assets (including goodwill minus disposition costs) of the Loan Parties and their Subsidiaries, on a consolidated basis, exceeds the fair value of liabilities of the Loan Parties’ and their Subsidiaries, on a consolidated basis; the Loan Parties and their Subsidiaries, on a consolidated basis, are not left with unreasonably small capital after the transactions in this Agreement; and the Loan Parties and their Subsidiaries, on a consolidated basis, are able to pay their debts (including trade debts) as they mature. No Insolvency Proceedings have been commenced by, or have been threatened against, ISR Guarantor, including but not limited to, a stay of proceedings (ikuv halichim), an initiation of proceedings order (tsav le-ptichat halichim), or an application for a financial rehabilitation order (tsav le-shikum calcali), and there has been no other event that could be deemed an

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insolvency event or which could be classified as insolvent pursuant to the Israeli Insolvency Law or any other applicable law.
5.7
Consents; Approvals. Each Loan Party and each of its Subsidiaries have obtained all third party consents, approvals, waivers, made all declarations or filings with, given all notices to, and obtained all consents, licenses, permits or other approvals from all Governmental Authorities that are necessary (i) to enter into the Loan Documents and consummate the transactions contemplated thereby, and (ii) to continue their respective businesses as currently conducted, except (with respect to this clause (ii)) where failure to do so could not reasonably be expected to result in a Material Adverse Effect.
5.8
Subsidiaries; Investments. No Loan Party has any Subsidiaries, except as noted on the Perfection Certificate or as disclosed to Administrative Agent pursuant to Section 6.11 below. No Loan Party owns any stock, partnership, or other ownership interest or other Equity Interests except for Permitted Investments.
5.9
Tax Returns and Payments. Each Loan Party and each of its Subsidiaries have timely filed all required federal and all material state, local and foreign tax returns and reports (or appropriate extensions therefor), and such Loan Party and each of its Subsidiaries has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Loan Party or such Subsidiary, as applicable, except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Twenty-Five Thousand Dollars ($25,000). No Loan Party is aware of any claims or adjustments proposed for any prior tax years of such Loan Party or any of its Subsidiaries which could result in a material amount of additional taxes becoming due and payable by such Loan Party or Subsidiary.
5.10
Shares. Such Loan Party has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit such Loan Party from pledging the Shares pursuant to this Agreement. There are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and (with respect to Shares issued by a Domestic Subsidiary that is a corporation) non-assessable. The Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and such Loan Party knows of no reasonable grounds for the institution of any such proceedings.
5.11
Compliance with Laws.
(a)
No Loan Party or Subsidiary of a Loan Party is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940 as amended.
(b)
No Loan Party or Subsidiary of a Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as “Margin Stock”). None of the proceeds of the Loans or other extensions of credit under this Agreement have been (or will be) used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board.
(c)
No Loan Party has taken or permitted to be taken any action which might cause any Loan Document to which it is a party to violate any regulation of the Federal Reserve Board. Neither the making of the Loans hereunder nor Borrowers’ use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter

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V, as amended) or any enabling legislation or executive order relating thereto. No Loan Party, nor any of its Subsidiaries, nor any Affiliate of any Loan Party or of any Subsidiary, nor any present holder of Equity Interests of any of the foregoing (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of Treasury (“OFAC”) or in Section 1 of the Anti-Terrorism Order or similar sanctions laws of any other Governmental Authority including of any other applicable jurisdiction, (ii) is a citizen or resident of any country or territory that is subject to embargo or trade sanctions enforced by OFAC, (iii) is, or will become, a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of the Anti-Terrorism Order, or (iv) engages in any dealings or transactions, or is otherwise associated, with any such Person.
(d)
Each Loan Party and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act. No part of the proceeds from the Loans made hereunder has been (or will be) used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
(e)
No Reportable Event or Prohibited Transaction, as defined in ERISA has occurred or is reasonably expected to occur, and no Loan Party has failed to meet the minimum funding requirements of ERISA. No Loan Party has violated any applicable environmental laws in any material respect, maintains any properties or assets which have been designated in any manner pursuant to any environmental protection statute as a hazardous materials disposal site, or has received any notice, summons, citation or directive from the Environmental Protection Agency or any other similar Governmental Authority.
5.12
Products. A complete and accurate list of the Products, is set forth on the Perfection Certificate, as updated from time to time pursuant to the Compliance Certificate. The Loan Parties and each of its Subsidiaries hold all required Governmental Approvals, a list of which is set forth on the Perfection Certificate, and all Governmental Approvals are in full force and effect. There are no proceedings in progress, pending or, to such Loan Party’s knowledge, threatened, that may result in revocation, cancellation, suspension, rescission or any adverse modification of any of any Governmental Approval nor, to the best of the knowledge, information and belief of such Loan Party, after due inquiry, are there any facts upon which proceedings could reasonably be based. Without limitation of the foregoing:
(a)
Except as could not reasonably be expected to have a Material Adverse Effect, with respect to any Product being tested or manufactured, each Loan Party and each of its Subsidiaries has received, and such Product is the subject of, all Governmental Approvals needed in connection with the testing or manufacture of such Product as such testing is currently being conducted by or on behalf of a Loan Party or any of its Subsidiaries, and neither any Loan Party nor any of its Subsidiaries has received any notice from any applicable Governmental Authority, that such Governmental Authority is conducting an investigation or review of (i) any Loan Party’s or any of its Subsidiary’s manufacturing facilities and processes for such Product which have disclosed any material deficiencies or violations of any Requirement of Law or the Governmental Approvals related to the manufacture of such Product, or (ii) any such Governmental Approval or that any such Governmental Approval has been revoked or withdrawn, nor has any such Governmental Authority issued any order or recommendation stating that the development, testing and/or manufacturing of such Product should cease.
(b)
Except as could not reasonably be expected to have a Material Adverse Effect, with respect to any Product marketed or sold by a Loan Party or any of its Subsidiaries, such Loan Party or such Subsidiary, as applicable, has received, and such Product is the subject of, all Governmental Approvals needed in connection with the marketing and sales of such Product as currently being marketed or sold, and no Loan Party nor any of its Subsidiary has received any notice from any applicable Governmental Authority, that such Governmental Authority is conducting an investigation or review of any such Governmental Approval or approval or that any such Governmental Approval has been revoked or withdrawn, nor has any such Governmental Authority issued any order or recommendation stating that such marketing or sales of such Product cease or that such Product be withdrawn from the marketplace;

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(c)
There have been no adverse clinical test results in connection with a Product which have or could reasonably be expected to have a Material Adverse Effect; and
(d)
There have been no Product recalls or voluntary Product withdrawals from any market, except as could not reasonably be expected to have a Material Adverse Effect.
5.13
Royalty and Milestone Payments. As of the Closing Date, except as set forth on Schedule 5 hereto, no Loan Party is obligated to make Royalty and Milestone Payments in excess of $250,000 in the aggregate per fiscal year.
5.14
IIA and Investment Center. As of the Closing Date, the ISR Guarantor did not receive any grants, funds or benefits (including, but not limited to, tax benefits) from the IIA (formerly known as, the National Authority for Technological Innovation) or Investment Center, or the Binational Industrial Research and Development Foundation or any other Governmental Authority. The ISR Guarantor is not obligated to pay any royalties or any other payments to the IIA or Investment Center or the Binational Industrial Research and Development Foundation or any other Governmental Authority. The transactions contemplated under this Agreement, the ISR Collateral Documents and any other Loan Document (including the realization of the Charged Property) are not subject to any right and do not require the approval of the IIA or Investment Center or the Binational Industrial Research and Development Foundation or any other Governmental Authority.
5.15
Full Disclosure. No written representation, warranty or other statement of a Loan Party or any of its Subsidiaries in any certificate or written statement by or on behalf of a Loan Party or any of its Subsidiaries in connection with this Agreement, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading in light of the circumstances under which they were made (it being recognized that the projections and forecasts provided by any Loan Party in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).
6.
AFFIRMATIVE COVENANTS

Each Loan Party shall do all of the following:

6.1
Government Compliance. Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect; comply, and cause each Subsidiary to comply, with all laws, ordinances and regulations to which it is subject except where a failure to do so could not reasonably be expected to have a Material Adverse Effect; obtain all of the Governmental Approvals required in connection with such Loan Party’s business and for the performance by each Loan Party of its obligations under the Loan Documents to which it is a party and the grant of a security interest in accordance therewith, and comply with all terms and conditions with respect to such Governmental Approvals.
6.2
Financial Statements, Reports, Certificates. Provide Administrative Agent with the following:
(a)
Monthly Financial Statements. Within thirty (30) days after the last day of each month that is not the end of a fiscal quarter, a company prepared consolidated balance sheet, income statement and statement of cash flows covering the Loan Parties and each of their Subsidiaries’ operations on a consolidated basis for such month, in form reasonably acceptable to Administrative Agent, and as internally prepared by the Loan Parties consistent with past practices.
(b)
Quarterly Financial Statements. Within thirty (30) days after the last day of each fiscal quarter, a company prepared consolidated and consolidating balance sheet, income statement and statement of cash

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flows covering the Loan Parties and each of their Subsidiaries’ operations for such fiscal quarter, in form reasonably acceptable to Administrative Agent, certified by a Responsible Officer as having been prepared in accordance with GAAP, consistently applied, except for the absence of footnotes, and subject to normal year-end adjustments.
(c)
Compliance Certificates. Together with the monthly or quarterly financial statements, a duly completed Compliance Certificate signed by a Responsible Officer.
(d)
Annual Operating Budget and Financial Projections. Within thirty (30) days after the end of each fiscal year of Parent (and within seven (7) days of any material modification thereto), an annual operating budget, on a consolidated basis in the format provided to the Board of Parent (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Parent, together with any related business forecasts used in the preparation thereof.
(e)
Annual Audited Financial Statements. As soon as available, but no later than ninety (90) days after the last day of Parent’s fiscal year, audited consolidated financial statements prepared in accordance with GAAP, consistently applied, together with an opinion on the financial statements from KPMG or any other independent certified public accounting firm reasonably acceptable to Administrative Agent, which opinion shall not be subject to any “going concern” or like qualification or exception (other than any provided that the inclusion of explanatory language casting doubt on Borrower’s ability to continue as a going concern due solely to the impending maturity date of the Loans), together with any management letter with respect thereto.
(f)
Other Statements. Within five (5) days of delivery, copies of all statements, reports and notices generally made available to all stockholders or to any holders of Subordinated Debt.
(g)
SEC Filings. Within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Parent with the Securities and Exchange Commission (other than in connection with changes in beneficial ownership), provided that such filings shall be deemed to have been delivered on the date on which Parent posts such documents on Parent’s website, subject to notification of the filing on the then-next Compliance Certificate.
(h)
Legal Action Notice. A prompt report of any legal actions pending or threatened in writing against any Loan Party or any of its Subsidiaries that could result in damages or costs to any Loan Party or any of its Subsidiaries, individually or in the aggregate for all related proceedings, of $250,000 or more, or of any Loan Party or any of its Subsidiaries taking or threatening legal action against any third person with respect to a material claim, and with respect to any pending action or threatened action, a prompt report of any material development with respect thereto.
(i)
Board Materials. At the same time and in the same manner as it gives to the members of Parent’s Board or any committee or subcommittee thereof or advisory board, copies of all materials that Parent provides to its Board or such committee or subcommittee or advisory board in connection with meetings thereof, including any reports with respect to Loan Parties’ operations or performance, and promptly after such meeting, minutes of such meetings; provided, however, the foregoing may be subject to such exclusions and redactions as necessary in order to (A) preserve the confidentiality of highly sensitive proprietary information, (B) prevent impairment of the attorney client privilege, (C) prevent disclosure of information disclosure of which is prohibited pursuant to the order of any court or administrative agency in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process or to the extent required by governmental or regulatory authorities, or (D) prevent disclosure to the Administrative Agent or the Lenders of discussion related to the Loan Documents.
(j)
Intellectual Property Report. Together with the Compliance Certificate delivered at the end of each fiscal quarter, a report in form reasonably acceptable to Administrative Agent, listing any applications or registrations that any Loan Party or any of its Subsidiaries has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations.

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(k)
Aging Reports; Other Reports and Information. Together with the monthly financial reports, reports as to the following, in form reasonably acceptable to Administrative Agent: accounts receivable and accounts payable aging, a report of cash balance and revenue, by legal entity for Borrower Representative and each of its Subsidiaries, and any other information related to the financial or business condition of any Loan Party as and when reasonably requested by Administrative Agent.
(l)
Bank Account Statements. (i) Together with the monthly financial statements delivered in accordance with subsection (a) above, a summary of the balances of each Deposit Account and Securities Account of each Loan Party and its Subsidiaries (together with a copy of the most recent account statement, with transaction detail, for each Deposit Account or Securities Account of a Loan Party or any of its Subsidiaries) and (ii) within three (3) days following Administrative Agent’s reasonable request, evidence reasonably satisfactory to Administrative Agent of the balance maintained in any such Deposit Account or Securities Account.
(m)
Product Related. Within three (3) Business Days of receipt, copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any Governmental Approvals required for the manufacturing, marketing, testing or sale of Products or which could have a Material Adverse Effect.
(n)
Royalty and Milestone Payments. Together with each Compliance Certificate, an updated schedule of reasonably expected Royalty and Milestone Payments, in substantially the same form as Schedule 5 hereto, to the extent any material change thereto.
(o)
Updates regarding Disclosed Matters. Together with the monthly financial reports, to the extent there has been any material development in the matter disclosed in Section 10 of the Perfection Certificate, including any change to the contingent liability to the Loan Parties, during the month then ended, together with any supporting materials or calculations as Administrative Agent may reasonably request.

Information required to be delivered pursuant to Section 6.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such information, posted on its website or at http://www.sec.gov, subject to notification thereof in the next Compliance Certificate delivered.

6.3
Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between a Loan Party and its Account Debtors shall follow such Loan Party’s customary practices as they exist at the Closing Date. Borrower Representative shall promptly notify Administrative Agent of all returns, recoveries, disputes and claims that involve more than $250,000.
6.4
Taxes; Pensions. Timely file, and cause each of its Subsidiaries to timely file, all required federal and all material state, local and foreign tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes owed by such Loan Party and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9, or such taxes, assessments, deposits and contributions that do not, individually or in the aggregate, exceed Twenty-Five Thousand Dollars ($25,000), and shall deliver to Administrative Agent, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.
6.5
Insurance.
(a)
Keep, and cause each Subsidiary to keep, its business and the Collateral insured for risks and in amounts standard for companies in the Loan Parties’ industry and location and as Administrative Agent may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of any Loan Party, and in amounts that are reasonably satisfactory to Administrative Agent.
(b)
Ensure that proceeds payable under any property policy with respect to Collateral are, at Administrative Agent’s option, payable to Collateral Trustee, for the ratable benefit of Lenders, on account of the

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Obligations. To that end, all property policies shall have a lender’s loss payable endorsement showing Collateral Trustee as lender loss payable, all liability policies shall show, or have endorsements showing, Collateral Trustee as an additional insured, in each case, in form satisfactory to Administrative Agent and as set forth on Exhibit E. With respect to any insurance policy of ISR Guarantor, Collateral Trustee shall be designated as a beneficiary (Motav) in the meaning and for the purposes of the Israeli Insurance Contract Law 5741-1981.
(c)
Notwithstanding the foregoing, (i) so long as no Event of Default has occurred and is continuing, the Loan Parties shall have the option of applying the proceeds of any casualty policy up to $500,000, in the aggregate per fiscal year, toward the prompt replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (A) shall be of equal or like value as the replaced or repaired Collateral and (B) shall be Collateral in which Collateral Trustee has been granted a first priority security interest and (ii) after the occurrence and during the continuation of an Event of Default, all such proceeds shall, at the option of Administrative Agent, be payable to Collateral Trustee, for the ratable benefit of Lenders, on account of the Obligations.
(d)
At Administrative Agent’s request, Borrower Representative shall deliver certified copies of insurance policies and evidence of all premium payments. Each provider of any such insurance required under this Section 6.5 shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Collateral Trustee, that it will give Collateral Trustee thirty (30) days prior written notice before any such policy or policies shall be canceled (or ten (10) days’ notice for cancellation for non-payment of premiums).
(e)
If any Loan Party fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment upon Administrative Agent’s request, Collateral Trustee may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies as Administrative Agent deems prudent or may direct upon instruction by Required Lenders.
6.6
Deposit and Securities Accounts.
(a)
Maintain Collateral Accounts only at the banks and other financial institutions identified in the Perfection Certificate or as disclosed pursuant to a notice timely delivered pursuant to subsection (b) below. Borrowers shall further maintain an ACH payment structure in favor of Administrative Agent, satisfactory to Administrative Agent.
(b)
Provide Administrative Agent with written notice concurrently with the delivery of each Compliance Certificate of any Collateral Account established at or with any bank, broker or other financial institution since the delivery of the last Compliance Certificate, and which notice shall identify the name, address of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor, provided that prior to effectiveness of an Account Control Agreement with respect to any such new Collateral Account, to the extent such Collateral Account is required to be subject to an Account Control Agreement, Loan Parties shall not permit the account balance of such new Collateral Account to exceed $100,000. ~~For~~ Subject to any period allowed for implementation of Account Control Agreements following the Restatement Date as set forth in Schedule 2B hereto, for each Collateral Account that any Loan Party at any time maintains, Loan Parties shall cause the applicable bank, broker or financial institution at or with which any Collateral Account is maintained to execute and deliver an Account Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Trustee’s Lien in such Collateral Account in accordance with the terms hereunder. The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party or any of their Subsidiaries’ employees, provided that the aggregate balance of such accounts does not exceed the amount necessary to fund the then-next payroll period, (ii) Collateral Accounts maintained by ISR Guarantor established in Israel; and (iii) accounts established exclusively to hold cash collateral permitted to be pledged pursuant to the definition of “Permitted Liens”, provided that the balance of such accounts does not exceed the amount permitted by the corresponding clause of “Permitted Liens”, and provided further, in each case, with respect to clauses (i) and (iii) that

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such Collateral Account is identified as such in the Perfection Certificate or any updated schedule of Collateral Accounts provided with a Compliance Certificate.
6.7
Intellectual Property.
(a)
Protect, defend and maintain the validity and enforceability of its Intellectual Property material to its business; promptly advise Administrative Agent in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to its business; not suffer any material claim of infringement that could reasonably be expected to have a Material Adverse Effect unless such claim is dismissed within thirty (30) days from initiation thereof or Borrower Representative has demonstrated to Administrative Agent’s satisfaction that such proceedings are without merit and adequate reserves have been taken; and not allow any Intellectual Property material to the Loan Parties’ business to be abandoned, forfeited or dedicated to the public without Administrative Agent’s written consent.
(b)
Provide written notice to Administrative Agent at least thirty (30) days (or such shorter period as agreed by Administrative Agent in its sole discretion) prior to any Loan Party entering or becoming bound by any Restricted License (other than off the shelf software and services that are commercially available to the public), and obtain, or cause such Loan Party to obtain, the consent of, or waiver in form satisfactory to Administrative Agent from any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Collateral Trustee to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, and (ii) Collateral Trustee to have the ability in the event of a liquidation of any Collateral to dispose of such Restricted License together with other Collateral in accordance with Collateral Trustee’s rights and remedies under this Agreement and the other Loan Documents.
6.8
Litigation Cooperation. From the Closing Date and continuing through the termination of this Agreement, make available to any Secured Party, without expense to such Secured Party, each Loan Party and its officers, employees and agents and each Loan Party’s books and records, to the extent that such Secured Party may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against such Secured Party with respect to any Collateral or relating to such Loan Party.
6.9
Access to Collateral; Books and Records. Allow Administrative Agent, Collateral Trustee, or their respective agents, to inspect the Collateral and audit and copy such Loan Party’s Books in accordance with Section 6.13. Such inspections or audits shall be conducted no more often than once in any twelve (12) month period unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Administrative Agent shall determine is necessary. No more than one such inspection or audit shall be at Borrowers’ expense in any fiscal year, provided that during the continuance of an Event of Default, all such inspections and audits shall be at Borrowers’ expense.
6.10
Financial Covenant – Minimum Remaining Months Liquidity. Beginning ~~January 1, 2024~~on the Financial Covenant Start Date and at all times thereafter (unless waived in accordance with the following) Borrowers to maintain ~~Unrestricted Cash~~Liquidity in an amount equal to the Minimum RML Amount, provided that, compliance with this covenant may be waived with respect to any specified period by Administrative Agent in its sole discretion, based on review of Parent’s financing and operating plans.
6.11
Joinder of Subsidiaries.
(a)
If a Loan Party or any of its Subsidiaries forms or acquires any direct or indirect Subsidiary after the Closing Date: (i) promptly, and in any event within ten (10) Business Days of creation or acquisition, as applicable, provide written notice to Administrative Agent of the new Subsidiary, and, if requested by Administrative Agent, certified copies of the Operating Documents of such Subsidiary, and (b) promptly, and in any event within thirty (30) days of creation or acquisition, as applicable: (A) take all such action as may be reasonably required by Administrative Agent (x) to cause the applicable Subsidiary to enter into a joinder to this Agreement pursuant to which such Subsidiary becomes a Loan Party hereunder, or enter into a separate guaranty and such collateral security

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documents as Administrative Agent may require to cause such Subsidiary to grant a security interest in and to the property of such Subsidiary (substantially consistent with the scope of collateral as described on Exhibit B), and, in each case, any Account Control Agreements and other Security Instruments reasonably requested by Administrative Agent, all in form and substance satisfactory to Administrative Agent (including being sufficient to grant Collateral Trustee or ISR Collateral Agent, as applicable, for the ratable benefit of the Secured Parties, a first priority Lien, subject to Permitted Liens in and to the assets of such Subsidiary), and (y) to pledge all of the Equity Interests in such Subsidiary owned by another Loan Party. Any document, agreement, or instrument executed or issued pursuant to this Section 6.11 shall be a Loan Document. Notwithstanding the foregoing, except as required to maintain compliance with subsection (b) below, no Foreign Subsidiary shall be required to be joined as a Loan Party pursuant to the foregoing.
(b)
Borrowers shall not permit Subsidiaries which are not Loan Parties, in the aggregate to maintain (i) cash and other assets with an aggregate value for all such Subsidiaries in excess of 5.0% of consolidated assets of Parent and its Subsidiaries, (ii) revenue in excess of 5.0% of consolidated revenues of Parent and its Subsidiaries for any twelve month period then ended, (iii) any Intellectual Property which is material to the business of Borrowers as a whole, or (iv) any contracts which are material to the business of Parent and its Subsidiaries, as a whole, without causing one or more of such Subsidiaries to become a Loan Party and to cause the Equity Interests of such Subsidiary to be pledged, in each case, as contemplated by subsection (a) above, within thirty days of the date the applicable threshold is exceeded (or such later date as Administrative Agent may agree in writing in its discretion), such that compliance with clauses (i) through (iv) shall be restored.
(c)
Borrowers shall not permit the aggregate value of cash, Cash Equivalents and other Investments held by ISR Guarantor to exceed, at any time, the lower of $7,000,000 and 20% of the aggregate value of cash, Cash Equivalents and other Investments of Parent and its Subsidiaries on a consolidated basis.
6.12
Property Locations.
(a)
Concurrently with the delivery of each Compliance Certificate, provide to Administrative Agent notice of any new offices or business or Collateral locations, including warehouses (unless such new offices or business or Collateral locations qualify as Excluded Locations), since the delivery of the last Compliance Certificate delivered to Agent.
(b)
With respect to any property or assets of a Loan Party located with a third party, including a bailee, datacenter or warehouse (other than Excluded Locations), the applicable Loan Party shall exercise commercially reasonable efforts to cause such third party to execute and deliver a Collateral Access Agreement for such location, including an acknowledgment from each of the third parties that it is holding or will hold such property, subject to Collateral Trustee’s security interest.
(c)
With respect to any property or assets of a Loan Party located on leased premises (other than Excluded Locations), the applicable Loan Party shall exercise commercially reasonable efforts to cause such third party to execute and deliver a Collateral Access Agreement for such location.
6.13
Management Rights. Any representative of Administrative Agent shall have the right to meet with management and officers of Borrowers to discuss such books of account and records. In addition, Administrative Agent shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrowers concerning significant business issues affecting Borrowers. Such consultations shall not unreasonably interfere with any Loan Party’s business operations.
6.14
Further Assurances. Execute any further instruments and take further action as Administrative Agent, Collateral Trustee or ISR Collateral Agent reasonably request to perfect or continue Collateral Trustee’s or ISR Collateral Agent’s Lien, as applicable, in the Collateral or to effect the purposes of this Agreement.
7.
NEGATIVE COVENANTS

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No Loan Party shall, or shall cause or permit any of its Subsidiaries to, do any of the following:

7.1
Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”) all or any part of its business or property, except for Permitted Transfers.
7.2
Changes in Business, Management, Ownership, or Business Locations. (a) Engage in any business other than the businesses currently engaged in by such Person, as applicable, or reasonably related thereto; (b) cease doing business, or liquidate or dissolve; (c) fail to provide notice to Administrative Agent of any Key Person departing from or ceasing to be employed by a Loan Party within five (5) days thereof; (d) permit or suffer a Change in Control; or (e) without at least ten (10) days prior written notice to Administrative Agent (i) change its jurisdiction of organization, (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change its organizational number (if any) assigned by its jurisdiction of organization.
7.3
Mergers or Acquisitions. Merge or consolidate with any other Person (except if concurrently with, and as a condition to the effectiveness of, the closing of such merger or consolidation, the Termination Date shall occur), or acquire all or substantially all of the capital stock or property of another Person or business line of another Person (including, without limitation, by the formation of any Subsidiary) or enter into any agreement to do any of the same, except to the extent such agreement contemplates the prepayment in full of the Obligations concurrently with the consummation of the transaction), provided that (i) a Subsidiary may merge or consolidate into another Subsidiary or into a Loan Party, provided further that in any such merger or consolidation involving a Loan Party, such Loan Party shall be the surviving entity and (ii) Loan Parties or their Subsidiaries may organize new Subsidiaries, subject to limitations on Investments.
7.4
Indebtedness. Create, incur, assume, or be liable for any Indebtedness, other than Permitted Indebtedness.
7.5
Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, except for Permitted Liens, or otherwise permit any Collateral not to be subject to the first priority security interest granted herein, except in connection with Permitted Liens permitted to have priority over Collateral Trustee’s Lien, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Collateral Trustee or ISR Collateral Agent, as applicable) with any Person which directly or indirectly prohibits or has the effect of prohibiting any Loan Party or Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of such Loan Party’s or Subsidiary’s Intellectual Property, except in connection with: (a) restrictions in the Ordinary Course of Business in connection with licenses of Intellectual Property constituting a Permitted Transfer with respect to the Intellectual Property subject to such license, (b) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under clause (j) of the definition of “Permitted Indebtedness” solely to the extent any such negative pledge relates to property financed by or the subject of such Indebtedness; (c) customary restrictions and conditions contained in any agreement relating to any Transfer not prohibited hereunder (in which case such restrictions or conditions shall relate only to the applicable property) or otherwise relating to a Transfer that is conditioned upon the amendment, restatement or replacement of this Agreement or the payment in full of the Obligations hereunder,
(a)
any restriction existing in any agreement with any holder of a Permitted Lien restricting the transfer or encumbrance of the property subject to such Permitted Lien; (e) customary anti-assignment provisions found in contractual obligations entered into in the Ordinary Course of Business; (f) customary restrictions in leases, subleases, licenses or asset sale agreements and other similar contracts otherwise permitted hereby so long as such restrictions relate solely to the assets subject thereto; and (g) restrictions arising in connection with cash or other deposits permitted under the definition of “Permitted Indebtedness” or “Permitted Liens” and limited to such cash or deposit.
7.6
Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b).

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7.7
Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any Equity Interests provided that (i) Parent may convert any of its convertible Equity Interests (including warrants) into other Equity Interests issued by Parent pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Parent may convert Subordinated Debt issued by Parent into Equity Interests issued by Parent pursuant to the terms of such Subordinated Debt and to the extent permitted under the terms of the applicable subordination terms or intercreditor agreement; (iii) Parent or any Subsidiary thereof may pay dividends solely in Equity Interests of Parent or such Subsidiary, as applicable; (iv) Parent may make cash payments in lieu of fractional shares; (v) Parent may repurchase the Equity Interests issued by Parent pursuant to stock repurchase agreements approved by Parent’s Board so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided that the aggregate amount of all such repurchases does not exceed $250,000 per fiscal year; (vi) any Subsidiary may (directly or indirectly) pay dividends, or make distributions or other payments in respect of Equity Interests to a Loan Party, (vi) Parent and each of its Subsidiaries may make cashless repurchases of its Equity Interests deemed to occur upon exercise of stock options or warrants or similar rights if such Equity Interests represent a portion of the exercise price of such options or warrants or similar rights or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary), other than Permitted Investments.
7.8
Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of a Loan Party, except for (a) transactions that are in the Ordinary Course of Business and on fair and reasonable terms that are no less favorable to such Person than would be obtained in an arm’s length transaction with a non-affiliated Person; (b) bona fide rounds of Subordinated Debt or equity financing by existing investors in Parent for capital raising purposes, (c) reasonable and customary director, officer and employee compensation and other customary benefits including retirement, health, stock option and other benefit plans and indemnification arrangements approved by Parent’s Board, (d) transactions among Loan Parties, (e) transactions permitted by Sections 7.4 and Section 7.7 expressly contemplated to be a transaction with an Affiliate, and (f) transactions pursuant to intercompany transfer pricing agreements, in the Ordinary Course of Business.
7.9
Subordinated Debt; Payments of Royalty and Milestone Payments. (a) Make or permit any payment on any Subordinated Debt, except as permitted pursuant to the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to the Obligations, (c) make or permit payment in respect of any Royalty and Milestone Payments in excess of $250,000 per fiscal year except in accordance with Schedule 5, as the same may be updated from time to time, subject to Administrative Agent’s reasonable review and approval, and (d) amend or modify any agreement giving rise to Royalty and Milestone Payments if as a result thereof, such payments would be increased or the due date thereof would be accelerated, except as set forth in an updated Schedule 5 delivered from time to time by Borrower Representative, subject to Administrative Agent’s reasonable review and approval.
7.10
Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Loan for that purpose; take any action or fail to take any action (or suffer any other Person to do so), to the extent the same would cause the representations set forth in Section 5.11(c) to be untrue; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Effect; withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of a Loan Party or any of its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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7.11
Grants. Without the prior written consent of the Administrative Agent, in its discretion, obtain any grants, funds or benefits, or filing for an application to receive funding from the IIA or the Investment Center or the Binational Industrial Research and Development Foundation or any other Government Authority.
8.
EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1
Payment Default. Any Loan Party fails to pay any Obligations after such Obligations are due and payable (other than as a result of Administrative Agent’s failure to debit such Loan Party’s account from which Administrative Agent has authorization to debit and such Loan Party has sufficient funds on deposit therein on the date due, so long as, in case of such failure, payment is made within three (3) Business Days of the earlier of Administrative Agent’s written notice or the date any Loan Party becomes aware of such failure).
8.2
Covenant Default.
(a)
A Loan Party fails or neglects to perform any obligation in Section 3.3(b), Section 4.2, Section 6, or violates any covenant in Section 7; or
(b)
Parent fails to deliver Conversion Shares when due, and such failure continues for three (3) Business Days; or
(c)
A Loan Party fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) Business Days after the occurrence thereof.
8.3
Material Adverse Effect. An event or circumstance has occurred which could be expected to have a Material Adverse Effect.
8.4
Attachment; Levy; Restraint on Business.
(a)
(i) The service of process seeking to attach, by trustee or similar process, any funds of a Loan Party or of any of its Subsidiaries, or (ii) a notice of Lien or levy is filed against the assets of any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same under clauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Loans shall be made during any ten (10) day cure period; or
(b)
(i) Any material portion of the assets of a Loan Party or any of its Subsidiaries is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents a Loan Party or any of its Subsidiaries from conducting all or any material part of its business.
8.5
Insolvency. (a) The Loan Party and their Subsidiaries, as a whole, are unable to pay their debts (including trade debts) as they become due or otherwise become insolvent, (b) the realizable value of the Loan Parties’ assets, as a whole, is less than the aggregate sum of their consolidated liabilities; (c) a Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (d) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries and is not dismissed or stayed within thirty (30) days (but no Loans shall be made while any of the conditions described in this Section 8.5 exist and/or until any Insolvency Proceeding is dismissed).
8.6
Other Agreements. There is, under any agreement to which a Loan Party or any of its Subsidiaries is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of

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$250,000 (except if such third party is restricted from accelerating the maturity of such Indebtedness, including pursuant to the terms of a subordination or similar agreement entered into with respect to the Obligations); or (b) any breach or default by a Loan Party or a Subsidiary of such Loan Party, the result of which could reasonably be expected to have a Material Adverse Effect.
8.7
Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least $250,000 shall be rendered against a Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, vacated, or after execution thereof, stayed or bonded pending appeal, (provided that no Loans will be made prior to the vacation, stay, or bonding of such fine, penalty, judgment, order or decree)~~.~~, [***].
8.8
Misrepresentations. Any Loan Party or any Person acting for such Loan Party makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to any Secured Party or to induce any Secured Party to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made.
8.9
Subordinated Debt. Any Subordination Agreement governing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any party thereto shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further obligation thereunder, or the Obligations shall for any reason not have the priority contemplated by this Agreement.
8.10
Governmental Approval. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed for a full term, and such revocation, rescission, suspension, modification or non-renewal has, or could reasonably be expected to have, a Material Adverse Effect.
8.11
Delisting. The shares of common stock of Parent are delisted from NASDAQ Capital Market because of failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on any other nationally recognized stock exchange in the United States having listing standards at least as restrictive as the NASDAQ Capital Market.
8.12
Guaranty. Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect other than pursuant to the terms thereof.
9.
RIGHTS AND REMEDIES
9.1
Acceleration. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent, is entitled, without notice or demand, to declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Administrative Agent), and to stop advancing money or extending credit for any Borrower’s benefit under this Agreement (and each Lender’s Commitment shall be deemed terminated as long as an Event of Default has occurred and is continuing).
9.2
Rights. Upon the occurrence and during the continuation of an Event of Default, Collateral Trustee is entitled, at the direction of Administrative Agent, subject to the terms of the Collateral Trust Agreement, without notice or demand, to do any or all of the following, to the extent not prohibited by applicable law::
(a)
verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Administrative Agent may determine is advisable, and notify any Person owing a Loan Party money of Collateral Trustee’s security interest in such funds;

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(b)
make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral;
(c)
ratably apply to the Obligations any amount held by Collateral Trustee owing to or for the credit or the account of a Loan Party;
(d)
ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral;
(e)
deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Account Control Agreement or similar agreements providing control of any Collateral;
(f)
demand and receive possession of any Loan Party’s Books; and
(g)
exercise all rights and remedies available to Collateral Trustee under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

Loan Parties shall assemble the Collateral if Collateral Trustee requests and make it available as Collateral Trustee designates. Collateral Trustee may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Each Loan Party grants Collateral Trustee a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Trustee’s rights or remedies. Collateral Trustee is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, a Loan Party’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Trustee’s exercise of its rights under this Section, a Loan Party’s rights under all licenses and all franchise agreements inure to Collateral Trustee’s benefit. If, after the acceleration of the Obligations, a Loan Party receives proceeds of Collateral, such Loan Party shall to deliver such proceeds to Collateral Trustee, for the benefit of the Secured Parties, to be applied to the Obligations.

9.3
Power of Attorney. Each Loan Party hereby irrevocably appoints Collateral Trustee (and any of Collateral Trustee’s partners, managers, officers, agents or employees) as its lawful attorney-in-fact, with full power of substitution, exercisable upon the occurrence and during the continuation of an Event of Default, to: (a) send requests for verification of Accounts or notify Account Debtors of Collateral Trustee’s security interest and Liens in the Collateral; (b) endorse such Loan Party’s name on any checks or other forms of payment or security; (c) sign such Loan Party’s name on any invoice or bill of lading for any Account or drafts against Account Debtors schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors; (d) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Administrative Agent or Collateral Trustee determine reasonable; (e) make, settle, and adjust all claims under such Loan Party’s insurance policies; (f) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) transfer the Collateral into the name of Collateral Trustee or a third party as the Code permits; and (h) dispose of the Collateral. Each Loan Party further hereby (i) appoints Collateral Trustee (and any of Collateral Trustee’s partners, managers, officers, agents or employees) as its lawful attorney-in-fact, with full power of substitution, regardless of whether or not an Event of Default has occurred or is continuing to: (A) sign such Loan Party’s name on any documents and other Security Instruments necessary to perfect or continue the perfection of, or maintain the priority of, Collateral Trustee’s security interest in the Collateral, and (B) take any and all such actions as Collateral Trustee may reasonably determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the Collateral or any of the rights, remedies, powers or privileges of Collateral Trustee under this Agreement or the other Loan Documents, and (ii) appoints Administrative Agent (and any of Administrative Agent’s partners, managers, officers, agents or employees) as its lawful attorney-in-fact, with full power of substitution, regardless of whether or not an Event of Default has occurred and is continuing, to take all such actions which such Loan Party is required, but fails to do under

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the covenants and provisions of the Loan Documents. The foregoing appointments of Collateral Trustee and Administrative Agent as each Loan Party’s attorney in fact, and all of Collateral Trustee’s rights and powers, are coupled with an interest, are irrevocable until the Termination Date.
9.4
Protective Payments. If a Loan Party fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which such Loan Party is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Collateral Trustee may obtain such insurance or make such payment, and all amounts so paid by Collateral Trustee are Secured Party Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Collateral Trustee will make reasonable efforts to provide Borrower Representative with notice of Collateral Trustee obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Collateral Trustee are deemed an agreement to make similar payments in the future or Collateral Trustee’s waiver of any Event of Default.
9.5
Application of Payments and Proceeds Upon Default. If an Event of Default has occurred and is continuing, Collateral Trustee shall have the right to apply in any order any funds in its possession, whether payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations, for the benefit of Secured Parties. Collateral Trustee shall pay any surplus to Borrowers by credit to the Deposit Account designated by Borrowers or as directed by a court of competent jurisdiction. Borrowers shall remain liable to Collateral Trustee and Lenders for any deficiency. If Collateral Trustee, as directed by Administrative Agent in Administrative Agent’s good faith business judgment, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Collateral Trustee may, at the direction of Administrative Agent, either reduce the Obligations by the principal amount of the purchase price or defer the reduction of the Obligations until the actual receipt by Collateral Trustee of cash or immediately available funds therefor.
9.6
Collateral Trustee’s Liability for Collateral. Collateral Trustee shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person, except to the extent that any of the foregoing have been found by a final judgment of a court of competent court of competent jurisdiction to be the result of Collateral Trustee’s gross negligence or willful misconduct. Loan Parties bear all risk of loss, damage or destruction of the Collateral.
9.7
No Waiver; Remedies Cumulative. Any failure by any Secured Party at any time or times, to require strict performance by each Loan Party of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of any Secured Party thereafter to demand strict performance and compliance herewith or therewith. Secured Parties’ rights and remedies under this Agreement and the other Loan Documents are cumulative. Collateral Trustee has all rights and remedies provided under the Code, by law, or in equity. Any Secured Party’s exercise of one right or remedy is not an election and shall not preclude any Secured Party from exercising any other remedy under this Agreement or other remedy available at law or in equity, and any waiver of any Event of Default is not a continuing waiver. Any delay in exercising any remedy is not a waiver, election, or acquiescence.
9.8
Demand Waiver. Each Loan Party waives presentment, demand, notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension, or renewal of accounts, documents, instruments or chattel paper.
9.9
Shares. Each Loan Party recognizes that Collateral Trustee may be unable to effect a public sale of any or all the Shares, by reason of certain prohibitions contained in federal securities laws and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a

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commercially reasonable manner. Collateral Trustee shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under federal securities laws or under applicable state securities laws, even if such issuer would agree to do so. Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Trustee (acting at the direction of Administrative Agent subject to the terms of the Collateral Trust Agreement) may, with two Business Days prior notice to Borrower Representative (unless such Event of Default is an Event of Default specified in Section 8.4 or 8.5, in which case no such notice need be given), in addition to all rights and remedies available under this Agreement, any other Loan Document, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Shares constituting Collateral, but under no circumstances is Collateral Trustee obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Trustee (acting at the direction of Administrative Agent subject to the terms of the Collateral Trust Agreement) duly exercises its right to vote any of such Shares, each Loan Party hereby appoints Collateral Trustee, as such Loan Party’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Shares as directed by Administrative Agent (subject to the terms of the Collateral Trust Agreement). The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.
10.
NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon confirmation of receipt, when sent by electronic mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or email address indicated below. Administrative Agent, Collateral Trustee, Lenders and Loan Parties may change their respective mailing or electronic mail addresses by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Loan Parties:	89BIO, INC. 142 Sansome Street, 2nd Floor San Francisco, CA 94104 Attention: Ryan Martins, Chief Financial Officer Email: ryan.martins@89bio.com
With a copy, not constituting notice, to:	GIBSON, DUNN & CRUTCHER LLP 333 South Grand Avenue Los Angeles, CA 90071-3197 Attn: Cromwell R. Montgomery Email: Cmontgomery@gibsondunn.com
If to Collateral Trustee:	ANKURA TRUST COMPANY, LLC 140 Sherman Street, Fourth Floor Fairfield, CT 06824 Attention: Beth Micena Email: Beth.Micena@ankura.com
With a copy, not constituting notice, to:	ROPES & GRAY LLP 10250 Constellation Boulevard Los Angeles, CA 90067 Attn: Jennifer Harris Email: Jennifer.Harris@ropesgray.com

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

If to Administrative Agent or Lenders:	K2 HEALTHVENTURES LLC 855 Boylston Street, 10th Floor Boston, MA 02116

For Loan Requests, monthly reporting
 Compliance Certificates, and other regular
reporting deliverables:
Attention: Finance
Email: finance@k2hv.com;
ben@k2hv.com; anup@k2hv.com;
derek@k2hv.com; ben@k2hv.com;
zach@k2hv.com;
patrick@k2hv.com

For all other notices:
Attention: Legal Notices
Email: legal@k2hv.com

With a copy to (but not constituting notice, and excluding Loan Requests and regular reporting):	SIDLEY AUSTIN LLP 1001 Page Mill Rd., Bldg. 1 Palo Alto, CA 94304 Attention: Cynthia Bai Email: cbai@sidley.com

11.
CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

Except as otherwise expressly provided in any of the Loan Documents, this Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law. Each Loan Party hereby submits to the exclusive jurisdiction of the State and Federal courts in New York County, City of New York, New York; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Collateral Trustee from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Administrative Agent, Collateral Trustee or any Lender. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Loan Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Loan Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Loan Party at the address set forth in, or subsequently provided by such Loan Party in accordance with, Section 10 and that service so made shall be deemed completed upon the earlier to occur of the applicable Loan Party’s actual receipt thereof or three (3) Business Days after deposit in the U.S. mails, proper postage prepaid. Each Loan Party hereby expressly waives any claim to assert that the laws of any other jurisdiction govern this Agreement.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, EACH LOAN PARTY AGREES THAT IT SHALL NOT SEEK FROM ANY LENDER UNDER ANY THEORY OF LIABILITY

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(INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

This Section 11 shall survive the termination of this Agreement.

12.
GENERAL PROVISIONS
12.1
Termination Prior to Restatement Term Loan Maturity Date; Survival; Release of Collateral. All covenants, representations and warranties and grants of security interests made in this Agreement continue in full force until the Termination Date. So long as Borrowers have satisfied the Obligations (other than contingent indemnification obligations as to which no claim has been asserted or is known to exist and any other obligations which, by their terms, are to survive the termination of this Agreement), this Agreement and any remaining commitments to extend credit may be terminated prior to the Restatement Term Loan Maturity Date by Borrowers, by written notice of termination to Lenders. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination. On the Termination Date, Administrative Agent shall direct Collateral Trustee to deliver evidence of the release of Collateral, which release shall occur substantially concurrently with the Termination Date. Collateral Trustee hereby agrees that any Liens granted to Collateral Trustee by the Loan Parties on any Collateral shall be automatically released (a) in accordance with this Section 12.1, upon the Termination Date, (b) if such Collateral is sold, transferred or otherwise disposed of by a Loan Party pursuant to any sale, transfer or other disposition that is made in compliance with, and subject to the terms and condition of, this Agreement, or (c) if required to effect any sale, transfer or other disposition of such Collateral in connection with any exercise of remedies by Administrative Agent or Collateral Trustee pursuant to Section 9. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Loan Parties in respect of) all interests retained by Secured Parties or any of their Subsidiaries. Upon Borrower’s reasonable request and at Borrower’s sole cost and expense, Administrative Agent shall execute, deliver or authorize such documents as may be reasonably required to evidence any release described above.
12.2
Successors and Assigns.
(a)
Successors and Assigns Generally. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. No Loan Party may assign this Agreement or any rights or obligations under it without Lenders’ prior written consent (which may be granted or withheld in each Lender’s discretion). Each Lender has the right, without the consent of or notice to Loan Parties, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof).
(b)
Assignment by Lenders. Each Lender may at any time assign to one or more Affiliates of such Lender or as otherwise permitted by subsection (a) above, all or a portion of its rights and obligations under this Agreement (including all or a portion of its commitment and the Loans at the time owing to it), subject to any restrictions on such assignment set forth in the other Loan Documents. Each such Lender shall notify the Administrative Agent of such assignment and deliver to the Administrative Agent a copy of any assignment and assumption agreement entered into in connection thereto. Each Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender. Notwithstanding anything herein to the contrary, any pledge or assignment of all or a portion of the rights, or a security interest in such rights, of K2 HealthVentures LLC as a Lender made to an Affiliate of K2 HealthVentures LLC, shall only be made to K2 HealthVentures Equity Trust LLC.
(c)
Register; Participant Register. Administrative Agent, acting solely for this purpose as an agent of the Loan Parties, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Term Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the

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Register shall be conclusive absent manifest error, and the Loan Parties, Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Loan Parties, any Lender and the Collateral Trustee at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
12.3
Indemnification. Each Loan Party agrees to indemnify, defend and hold each Secured Party and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lender (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort) (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Secured Party Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions among Secured Parties and Loan Parties (including reasonable attorneys’ fees and expenses), except for Claims and/or losses to the extent directly caused by such Indemnified Person’s gross negligence or willful misconduct as determined by final judgment of a court of competent jurisdiction. This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run. This Section 12.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim; provided that this Section 12.3 shall not apply to any Excluded Taxes.
12.4
Borrower Liability. If any Person is joined to this Agreement as a Borrower, the following provisions shall apply: Each Borrower hereunder shall be jointly and severally obligated to repay all Loans made hereunder, regardless of which Borrower actually receives said Loan, as if each Borrower hereunder directly received all Loans. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, and (b) any right to require Collateral Trustee to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Trustee may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Trustee under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by such Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by a Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Lenders and such payment shall be promptly delivered to Collateral Trustee, for the ratable benefit of Lenders, for application to the Obligations, whether matured or unmatured.
12.5
Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

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12.6
Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
12.7
Correction of Loan Documents. Administrative Agent may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.
12.8
Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be effective except, pursuant to an agreement in writing by the parties thereto, and in case of this Agreement, pursuant to an agreement in writing entered into by Borrowers, Administrative Agent, the Required Lenders and Collateral Trustee, provided that Collateral Trustee’s approval shall not be required for any amendment or supplement that has the effect solely of (i) adding or maintaining Collateral, securing additional Obligations that are otherwise permitted by the terms of this Agreement to be secured by the Collateral or preserving, perfecting or establishing the priority of the Liens thereon or the rights of Collateral Trustee therein; (ii) curing any ambiguity, defect or inconsistency; (iii) providing for the assumption of a Borrower’s or Guarantor’s Obligations under any Loan Document in the case of a merger or consolidation or sale of all or substantially all of the assets of a Borrower or Guarantor, as applicable; (iv) making any change that would provide any additional rights or benefits to the Administrative Agent, any Lender or Collateral Trustee or that does not adversely affect the legal rights under this Agreement or any other Loan Document of Collateral Trustee; or (v) to the extent the Collateral Trust Agreement provides that Collateral Trustee’s approval is not required. It is agreed that any change (i) to the definition of “Designated Holder”, (ii) the rights of a Designated Holder, or (iii) the final sentence of Section 12.2(b) (and any change to this Agreement that would modify the consent required pursuant to this sentence) shall require the consent of the Collateral Trustee. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations among the parties about the subject matter of the Loan Documents merge into the Loan Documents.
12.9
Counterparts; Electronic Execution of Documents. This Agreement and any other Loan Documents, except to the extent otherwise required pursuant to the terms thereof, may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of any Loan Document by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart of such Loan Document.
12.10
Confidentiality; Publicity.
(a)
In handling any confidential information, each Secured Party agrees to exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to its Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Loans; (c) as required by law, regulation, subpoena, or other order and in connection with reporting obligations applicable to such Secured Party, including pursuant to the Exchange Act, (d) to such Secured Party’s regulators or as otherwise required in connection with any examination or audit; (e) as such Secured Party considers appropriate in connection with the exercise of remedies with respect to the Obligations; and (f) to third-party service providers of such Secured Party so long as such service providers are bound by confidentiality terms not more permissive than the terms hereof.

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Confidential information does not include information that is either: (i) in the public domain or in any Secured Party’s possession when disclosed to such Secured Party, or becomes part of the public domain (other than as a result of its disclosure by such Secured Party in violation of this Agreement) after disclosure to such Secured Party, or (ii) disclosed to such Secured Party by a third party, if such Secured Party does not know that the third party is prohibited from disclosing the information. The provisions of this paragraph shall survive the termination of this Agreement.
(b)
No party hereto shall publicize or use another party’s name or logo, or hyperlink to such other parties’ website, describe the relationship of the parties or the transaction contemplated by this Agreement, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”) without prior written notice to the party that is the subject of the proposed Publicity Materials, together with a draft (or, if Publicity Materials are not proposed to be delivered in written form, an outline of the content to be included) so as to provide such subject party a reasonable opportunity to review prior to publication, and each party agrees, in connection with any Publicity Materials proposed by such party to reasonably consider requested changes or corrections requested by the party that is the subject of such Publicity Materials in good faith, and upon request, to provide the final form prior to publication or other dissemination.
12.11
Borrower Representative. Each of the Borrowers hereby appoints Borrower Representative to act as its exclusive agent for all purposes under the Loan Documents (including, without limitation, with respect to all matters related to the borrowing and repayment of any Loan). Each of the Borrowers acknowledges and agrees that (a) Borrower Representative may execute such documents on behalf of any Borrower as Borrower Representative deems appropriate in its sole discretion and each Borrower shall be bound by and obligated by all of the terms of any such document executed by Borrower Representative on its behalf, (b) any notice or other communication delivered hereunder to Borrower Representative shall be deemed to have been delivered to each Borrower and (c) any Secured Party shall accept (and shall be permitted to rely on) any document or agreement executed by Borrower Representative on behalf of Borrowers (or any of them). Each Borrower must act through the Borrower Representative for all purposes under this Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, to the extent any provision in this Agreement requires any Borrower to interact in any manner with any Secured Party such Borrower shall do so through Borrower Representative.
12.12
Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
12.13
Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.
12.14
Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.
12.15
Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.
12.16
Appointment of Collateral Trustee.
(a)
Each Lender hereby appoints Collateral Trustee to act on behalf of the Secured Parties as collateral agent under this Agreement and the other Loan Documents, and to hold and enforce any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, all in accordance with the terms of the Collateral Trust Agreement. The provisions of this Section 12.16 are solely for the benefit of Collateral Trustee, Administrative Agent and Lenders and no Loan Party nor any other Person shall have any rights as a third party

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beneficiary of any of the provisions hereof. Collateral Trustee shall not have any duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents, together with such powers as are reasonably related thereto. The duties of Collateral Trustee shall be mechanical and administrative in nature and Collateral Trustee shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Collateral Trustee may resign or be removed or replaced, and a successor Collateral Trustee may be appointed in accordance with the terms and subject to the conditions of the Collateral Trust Agreement.
(b)
Each Lender hereby agrees that upon receipt of instruction from Administrative Agent, Collateral Trustee shall be entitled to take or refrain from taking such action, and shall be entitled to take all such actions set forth in the Collateral Trust Agreement.
(c)
Neither Collateral Trustee nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, Collateral Trustee: (i) may consult with legal counsel, independent chartered accountants and other experts and consultants selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, experts or consultants; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Loan Party or to inspect the Collateral (including the books and records) of any Loan Party; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by email, telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.
(d)
Notwithstanding the foregoing, with respect to the ISR Collateral and the ISR Collateral Documents, ISR Collateral Agent (and not the Collateral Trustee) shall hold the Lien for the benefit of the Secured Parties in accordance with Section 12.17.
12.17
Appointment of ISR Collateral Agent; Administration of ISR Collateral.
(a)
Each Lender hereby appoints ISR Collateral Agent to act on behalf of the Secured Parties as collateral agent with respect to the ISR Collateral under the ISR Collateral Documents, and, as applicable to hold, administer and enforce any and all Liens on the ISR Collateral granted by any of the Loan Parties under the ISR Collateral Documents to secure any of the Obligations. The provisions of this Section 12.17 are solely for the benefit of ISR Collateral Agent and the other Secured Parties, and no Loan Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. ISR Collateral Agent shall not have any duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents, together with such powers as are reasonably related thereto. The duties of ISR Collateral Agent shall be mechanical and administrative in nature and ISR Collateral Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any other Secured Party. ISR Collateral Agent may resign or be removed or replaced, and a successor ISR Collateral Agent may be appointed.
(b)
ISR Collateral Agent may resign at any time by giving not less than thirty (30) days’ prior written notice thereof to the other Secured Parties and Borrower. Upon any such resignation, Lenders shall have the right to appoint a successor ISR Collateral Agent. If no successor ISR Collateral Agent shall have been so appointed by Lenders and shall have accepted such appointment within thirty (30) days after ISR Collateral Agent’s giving notice of resignation, then Administrative Agent shall, on behalf of Lenders, appoint a successor ISR Collateral Agent,

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which shall be a Lender or the Collateral Trustee, if a Lender or Collateral Trustee is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution has combined capital of at least $300,000,000 or other entity capable of carrying out the duties of ISR Collateral Agent (in the opinion of retiring ISR Collateral Agent). Upon the acceptance of any appointment as ISR Collateral Agent hereunder by a successor ISR Collateral Agent, such successor ISR Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties under the Loan Documents of the resigning ISR Collateral Agent, subject to the filing of any and all requisite documentation to the Israeli Registrar of Companies. Upon the earlier of the acceptance of any appointment as ISR Collateral Agent hereunder by a successor ISR Collateral Agent or the effective date of the resigning ISR Collateral Agent’s resignation, the resigning ISR Collateral Agent shall be discharged from its duties and obligations under the Loan Documents, except that any indemnity, expense reimbursement or other rights in favor of such resigning ISR Collateral Agent shall continue. After any resigning ISR Collateral Agent’s resignation hereunder, the provisions of this Section 12.17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was ISR Collateral Agent under this Agreement and the other Loan Documents.
(c)
Each other Secured Party authorizes ISR Collateral Agent (whether or not by or through employees or agents): (i) to perform such duties and exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon ISR Collateral Agent by the ISR Collateral Documents, this Agreement and the other Loan Documents, together which such powers and discretions as are reasonably incidental thereto; and (ii) to take such action on its behalf as may, from time to time, be authorized under or in accordance with the ISR Collateral Documents, this Agreement and the other Loan Documents.
12.18
Appointment of Administrative Agent.
(a)
Each Lender hereby appoints Administrative Agent to act on behalf of Lenders as administrative agent under this Agreement and the other Loan Documents. The provisions of this Section 12.18 are solely for the benefit of Administrative Agent and Lenders and no Loan Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Administrative Agent does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Loan Party or any other Person. Administrative Agent shall not have any duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents, together with such powers as are reasonably related thereto. The duties of Administrative Agent shall be mechanical and administrative in nature and Administrative Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender.
(b)
If Administrative Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Administrative Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Lenders, and Administrative Agent shall incur no liability to any Person by reason of so refraining. Administrative Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document for any reason. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent’s acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Lenders.
(c)
Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective related parties. The exculpatory provisions of this Section 12.18 shall apply to any such sub-agent and to the related parties of such Administrative Agent and any such sub-agent. No Administrative Agent shall be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(d)
Neither Administrative Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, Administrative Agent: (i) may consult with legal counsel, independent chartered accountants and other experts and consultants selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, experts or consultants; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Loan Party or to inspect the Collateral (including the books and records) of any Loan Party; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by email, telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.
(e)
With respect to its Commitments and Loans hereunder, Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Administrative Agent in its individual capacity (to the extent it holds any Obligations owing to Lenders or Commitments hereunder). Administrative Agent and each of its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Loan Party, any of their Affiliates and any Person who may do business with or own securities of any Loan Party or any such Affiliate, all as if Administrative Agent was not Administrative Agent and without any duty to account therefor to Lenders. Administrative Agent and its Affiliates may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders.
(f)
Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender, made its own credit and financial analysis of the Loan Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.
(g)
Each Lender agrees to indemnify Administrative Agent (to the extent not reimbursed by Loan Parties and without limiting the obligations of Loan Parties hereunder), ratably according to its respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Administrative Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Administrative Agent’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable and documented counsel fees) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Administrative Agent is not reimbursed for such expenses by the Loan Parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(h)
Administrative Agent may resign at any time by giving not less than thirty (30) days’ prior written notice thereof to Lenders, Collateral Trustee and Borrower Representative. Upon any such resignation, Lenders shall have the right to appoint a successor Administrative Agent that may be the Collateral Trustee. If no successor Administrative Agent shall have been so appointed by Lenders and shall have accepted such appointment within thirty (30) days after Administrative Agent’s giving notice of resignation, then Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a Lender or the Collateral Trustee, if a Lender or Collateral Trustee is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution has combined capital of at least $300,000,000. If no successor Administrative Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Administrative Agent, such resignation shall become effective and Lenders shall thereafter perform all the duties of Administrative Agent hereunder until such time, if any, as Lenders appoint a successor Administrative Agent as provided above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the earlier of the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent or the effective date of the resigning Administrative Agent’s resignation, the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity, expense reimbursement or other rights in favor of such resigning Administrative Agent shall continue. After any resigning Administrative Agent’s resignation hereunder, the provisions of this Section 12.18 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents. Notwithstanding the foregoing, as long as K2 HealthVentures LLC is a Lender pursuant to this Agreement, K2 HealthVentures LLC shall not resign as Administrative Agent unless a successor Administrative Agent is appointed concurrently with such resignation, which successor Administrative Agent shall have the wherewithal to perform, and shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent under this Agreement and the other Loan Documents.
(i)
In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default, with the prior written consent of Administrative Agent, each Lender and each holder of any Obligation is hereby authorized at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Loan Party or any Subsidiary of a Loan Party (regardless of whether such balances are then due to such Loan Party or such Subsidiary) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of any Loan Party or any Subsidiary of a Loan Party against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Obligation exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof in accordance with the terms of this Agreement relating to the priority of the repayment of the Obligations shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender’s or holder’s Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares and in accordance with the terms of this Agreement relating to the priority of the repayment of the Obligations. Each Loan Party agrees, to the fullest extent permitted by law, that (i) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (ii) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers’ Lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.
(j)
Nothing in this Agreement or the other Loan Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill

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its Commitments hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder. To the extent that Administrative Agent advances funds to Borrowers on behalf of any Lender and is not reimbursed therefor on the same Business Day as such advance is made, Administrative Agent shall be entitled to retain for its account all interest accrued on such advance until reimbursed by the applicable Lender.
(k)
If Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from Borrowers and such related payment is not received thereby, then Administrative Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.
(l)
If Administrative Agent determines at any time that any amount received thereby under this Agreement shall be returned to Borrowers or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to Borrowers or such other Person, without set-off, counterclaim or deduction of any kind.
(m)
Administrative Agent will use reasonable efforts to provide Lenders with any written notice of Event of Default received by Administrative Agent from, or delivered by Administrative Agent to, any Loan Party; provided, however, that Administrative Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable solely to Administrative Agent’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
(n)
Anything in this Agreement or any other Loan Document to the contrary notwithstanding, each Lender hereby agrees with each other Lender and with Administrative Agent that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or any other Loan Document (including exercising any rights of set-off) without first obtaining the prior written consent of the Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the other Loan Documents shall be taken in concert and at the direction or with the consent of Administrative Agent at the request of Required Lenders.
13.
GUARANTY
13.1
Guaranty. Each Guarantor from time to time party hereto (including any Guarantor joining as a Guarantor under this Agreement after the Closing Date pursuant to Section 6.11 hereby), jointly and severally, unconditionally and irrevocably, guarantees the prompt and complete payment and performance by Borrowers and the other Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees as follows:
(a)
each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon any exercise or enforcement of any remedy of any Secured Party or that any Secured Party may have against a Borrower, or any other Guarantor or other Person liable in respect of the Obligations, or all or any portion of the Collateral;
(b)
Administrative Agent, on behalf of Lenders, may enforce this guaranty notwithstanding the existence of any dispute between any Secured Party and any Loan Party with respect to the existence of any Event of Default; and
(c)
notwithstanding anything in this Article 13 to the contrary, the Collateral Trustee or ISR Collateral Agent (as applicable) shall be the only party with the right to enforce any of the Collateral or take other security.

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13.2
Maximum Liability. Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, state provincial or territorial laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 13.5).
13.3
Termination. The guaranty pursuant to this Section 13 shall remain in full force and effect until the Termination Date.
13.4
Unconditional Nature of Guaranty. No payment made by a Borrower, Guarantor, any other guarantor or any other Person or received or collected by any Secured Party from a Borrower, Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date.
13.5
Right of Contribution
(a)
If in connection with any payment made by any Guarantor hereunder any rights of contribution arise in favor of such Guarantor against one or more other Guarantors, such rights of contribution shall be subject to the terms and conditions of Section 13.6. The provisions of this Section 13.5 shall in no respect limit the obligations and liabilities of any Guarantor pursuant to the Loan Documents, and each Guarantor shall remain liable for the full amount guaranteed by such Guarantor hereunder.
(b)
Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Loan Party or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party in respect of payments made by such Guarantor hereunder, in each case, until the Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor in trust for the ratable benefit of the Secured Parties, shall be segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Administrative Agent, if required), to be applied to the Obligations, irrespective of the occurrence or the continuance of any Event of Default.
13.6
Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and this Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with their respective terms, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee pursuant to this Section 13 or any property subject thereto.
13.7
Guarantee Absolute and Unconditional; Guarantor Waivers; Guarantor Consent. Each Guarantor waives (to the fullest extent permitted by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the guaranty

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contained in this Section 13 or acceptance of this guaranty. The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this guaranty. All dealings between Borrowers, Guarantors and any Secured Party shall be conclusively presumed to have been had or consummated in reliance upon this guaranty. Each Guarantor further waives (to the fullest extent permitted by applicable law):
(a)
diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to the Obligations;
(b)
the defense of the statute of limitations in any action hereunder or for the collection or performance of the Obligations;
(c)
any defense arising by reason of any lack of corporate or other authority or any other defense of any Borrower, such Guarantor or any other Person;
(d)
any defense based upon errors or omissions by any Secured Party in the administration of the Obligations;
(e)
any rights to set-offs and counterclaims;
(f)
any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against any Borrower or any other obligor of the Obligations for reimbursement; and
(g)
without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law that limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.
(h)
To the extent applicable, the ISR Guarantor waives the benefits and any rights afforded to it under the Israeli Guaranty Law, 5727-1967, as may be amended from time to time (the “Guaranty Law”), and including any successor law or similar applicable law of a non-Israeli jurisdiction which defenses or rights would have been available to the undersigned and the ISR Guarantor hereby confirms that such rights and defenses set forth in the Guaranty Law, shall not apply to the ISR Guarantor, including but not limited to Sections 5, 6, 8, 9, 11 and 12 thereto. Furthermore, to the extent applicable, the ISR Guarantor, for the purposes of Section 8 of the Israeli Transfer of Obligations Law, 5729-1969, as may be amended from time to time and including any successor law, hereby irrevocably and unconditionally consents to any assignment made by the ISR Collateral Agent and/or Lenders regarding any of the obligations of the Borrower towards the Lenders under any Indebtedness, provided such assignment was made in accordance with the terms of the loan documents and that any such assignment shall not render void or otherwise operate to discharge, impair or otherwise affect any of the obligations of the ISR Guarantor contained herein.

Each Guarantor understands and agrees that the guarantee contained in this Section 13 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by any Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Secured Party, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Loan Party) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under this guaranty, in bankruptcy or in any other instance, (iv) any Insolvency Proceeding with respect to any Loan Party or any other Person, (v) any amalgamation, merger, acquisition, consolidation or change in structure of any Loan Party or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or Equity Interests of any Loan Party or any other Person, (vi) any assignment or other transfer, in whole or in part, of Secured Parties’ interests

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in and rights under this Agreement or the other Loan Documents, including the right to receive payment of the Obligations, or any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and to any of the Collateral, (vii) any Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to any of the Obligations, and (viii) any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Obligations or any other indebtedness, obligations or liabilities of any Guarantor to Secured Parties. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Secured Parties may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Loan Party or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto. Any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Loan Party or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

13.8
Modifications of Obligations. Each Guarantor further unconditionally consents and agrees that, without notice to or further assent from any Guarantor: (a) the principal amount of the Obligations may be increased or decreased and additional indebtedness or obligations of a Borrower or any other Persons under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (b) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise; (c) the time for a Borrower’s (or any other Loan Party’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the applicable Secured Party may deem proper; (d) in addition to the Collateral, Secured Parties may, subject to applicable law, take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (e) Secured Parties may discharge or release, in whole or in part, any other Guarantor or any other Loan Party or other Person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral, nor shall any Secured Party be liable to any Guarantor for any failure to collect or enforce payment or performance of the Obligations from any Person or to realize upon the Collateral, and (f) Secured Parties may request and accept other guaranties of the Obligations and any other indebtedness, obligations or liabilities of a Borrower or any other Loan Party to any Secured Party and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; in each case (a) through (f), as the applicable Secured Parties may deem advisable, and without impairing, abridging, releasing or affecting this Agreement.
13.9
Reinstatement. The guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.
13.10
No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except in writing in accordance with Section 12.8), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default, as applicable. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege

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hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
13.11
Enforcement Expenses; Indemnification. Each Guarantor agrees to pay or reimburse Secured Parties for all its costs and expenses incurred in collecting against such Guarantor under this guaranty or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Closing Date.

BORROWER:

89BIO, INC.

By
Name:
Title:

GUARANTORS:

89BIO MANAGEMENT, INC.

By
Name:
Title:

89BIO LTD

By
Name:
Title:

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[SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT]

COLLATERAL TRUSTEE:

ANKURA TRUST COMPANY, LLC

By
Name: ~~Beth Micena~~__________________________
Title: ~~Senior Director~~_________________________

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[SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT]

ADMINISTRATIVE AGENT AND ISR
COLLATERAL AGENT:

K2 HEALTHVENTURES LLC

By
Name:
Title:

LENDER:

K2 HEALTHVENTURES LLC

By
Name:
Title:

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EXHIBIT A

DEFINITIONS

As used in this Agreement, the following capitalized terms have the following meanings:

“Account” means any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to a Loan Party.

“Account Control Agreement” means any control agreement entered into among the depository institution at which a Loan Party maintains a Deposit Account or the securities intermediary or commodity intermediary at which a Loan Party maintains a Securities Account or a Commodity Account, one or more Loan Parties, and Collateral Trustee pursuant to which Collateral Trustee, for the benefit of Secured Parties, obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Account Debtor” means any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Administrative Agent” has the meaning set forth in the preamble.

“Affiliate” means, with respect to any Person, each other Person that owns or controls, directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” has the meaning set forth in the preamble.

~~“Amortization Date” means February 1, 2025, provided that if the Extension Milestone is achieved prior to February 1, 2025, the Amortization Date shall be February 1, 2026.~~

“Anti-Terrorism Order” means Executive Order No. 13,224 as of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079 (2001), as amended.

“Applicable Rate” means a variable annual rate equal to the greater of (i) ~~8.45~~8.95%, and (ii) the sum of (A) the Prime Rate, plus (B) ~~2.25~~1.75%.

“Automatic Payment Authorization” means the Automatic Payment Authorization in substantially the form of Exhibit F.

“Board” means, with respect to any Person, the board of directors, board of managers, managers or other similar bodies or authorities performing similar governing functions for such Person. Unless the context otherwise requires, each reference to a Board herein shall be a reference to the Board of Parent.

“Books” are all of each applicable Loan Party’s books and records including ledgers, federal and state tax returns, records regarding such Loan Party’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrower” and “Borrowers” has the meaning set forth in the preamble.

“Borrower Representative” has the meaning set forth in the preamble.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Business Day” means any day that is not a Saturday, Sunday or a day on which banking institutions in the City of New York or the Commonwealth of Massachusetts are authorized by law, regulation or executive order to remain closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Change in Control” means any of the following (or any combination of the following) whether arising from any single transaction event or series of related transactions or events that, individually or in the aggregate, result in:

(a)
any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a sufficient number of Equity Interests of Parent ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the members of the Board of Parent, who did not have such power before such transaction;
(b)
the Transfer of all or substantially all assets of Borrowers or of a material business line of Borrowers; or
(c)
Parent ceasing to own and control, free and clear of any Liens (other than Permitted Liens), directly or indirectly, all of the Equity Interests in each of its Subsidiaries (other than, in the case of any Foreign Subsidiaries, any nominal Equity Interests held by directors to comply with local law ) or failing to have the power to direct or cause the direction of the management and policies of each such Subsidiary.

“Charged Property” is defined in the ISR Collateral Documents.

“Claims” has the meaning set forth in Section 12.3.

“Closing Date” has the meaning set forth in the preamble.

“Code” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Trustee’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” means any and all properties, rights and assets of each Loan Party described on Exhibit B, and any collateral securing the Obligations pursuant to any Guaranty or pursuant to any other Loan Document.

“Collateral Access Agreement” means an agreement with respect to a Loan Party’s leased location or bailee location, in each case in form and substance reasonably satisfactory to Administrative Agent and Collateral Trustee.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Collateral Account” means any Deposit Account, Securities Account, or Commodity Account of a Loan Party.

“Collateral Trust Agreement” means that certain Collateral Trust Agreement, dated as of the Closing Date, between Collateral Trustee and Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Collateral Trustee” has the meaning set forth in the preamble.

“Commitment” means, as to any Lender, the aggregate principal amount of Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.

“Commodity Account” means any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Common Stock” means shares of common stock of Issuer, par value $0.001 per share.

“Compliance Certificate” means that certain certificate in the form attached hereto as Exhibit D.

“Consolidated Change in ~~Cash and Cash Equivalents~~Liquid Assets” means for any period, an amount equal to (i) ~~Liquidity~~total cash and marketable securities (as shown on the company’s financial statements) as of the last day of such period, less (ii) ~~Liquidity~~ total cash and marketable securities (as shown on the company’s financial statements) as of the first day of such period, less (iii) any net cash proceeds received by Loan Parties from the issuance of Equity Interests or Indebtedness or other financing activities, one-time grants, sales of assets outside of the Ordinary Course of Business, or business development (including, without limitation, upfront or milestone payments) received during such period, plus (or minus) (iv) any loss (or gain) in value of marketable securities during such period.

“Contingent Obligation” means, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Conversion Amount” has the meaning set forth in Section 2.2(e)(i).

“Conversion Election Notice” means a notice in the form attached hereto as Exhibit H.

“Conversion Price” means, with respect to a Lender Conversion of any portion of the Restatement First Tranche Term Loan – Part A, the Conversion Price – Part A, and with respect to a Lender Conversion of any portion of the Restatement First Tranche Term Loan – Part B, the Conversion Price – Part B.

“Conversion Price – Part A” means $12.6943, subject to adjustment in accordance with Section 2.2(e)(vii).

“Conversion Price – Part B” means ~~a price equal to 130% of the lowest Trailing Three-Day VWAP for the period commencing December 15, 2022 through and including the fifteenth (15th) VWAP Trading Day following the Closing Date~~$9.5835, subject to adjustment in accordance with Section 2.2(e)(vii).

“Conversion Shares” has the meaning set forth in Section 2.2(e)(i).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections of a Person in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Default” means any circumstance, event or condition that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” has the meaning set forth in Section 2.3(b).

“Deposit Account” means any “deposit account” as defined in the Code with such additions to such term as may hereafter be made, and includes any checking account, savings account or certificate of deposit.

“Designated Holder” means a Lender or any Affiliate designated by a Lender in the Conversion Election Notice or with respect to any exercise of any Warrant, provided that the Designated Holder for K2 HealthVentures LLC and any successor, transferee or assignee thereof as Lender, which is an Affiliate of K2 HealthVentures LLC, shall be K2 HealthVentures Equity Trust LLC.

“Disqualified Stock” means, with respect to any Person, any Equity Interest in such Person that, by its terms (or by the terms of any security or other equity interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, less than 91 days after the final maturity of any Loan made hereunder (a) matures or is mandatorily redeemable (other than solely for Permitted Indebtedness or other Equity Interests in such Person or that do not constitute Disqualified Stock and cash in lieu of fractional shares of such Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part (other than solely for Permitted Indebtedness or other Equity Interests in such Person that do not constitute Disqualified Stock and cash in lieu of fractional shares of such Equity Interests), (c) provides for the scheduled payments of dividends or distributions in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock; provided that (i) if such Equity Interest is issued pursuant to a plan for the benefit of employees of any Loan Party or any Subsidiaries, such Equity Interests shall not constitute Disqualified Stock solely because it may be required to be repurchased by any Loan Party or any Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such Person’s termination, death or disability and (ii) any Equity Interests that are subject to any provision thereof that requires the redemption thereof upon the occurrence of a change of control, assets ale or other similar event at any time on or prior to the date that is 91 days after the final maturity of any Loan made hereunder shall not constitute Disqualified Stock hereunder if such Equity Interests expressly provide that such redemption is subject to the prior payment in full of the Obligations hereunder.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States or any state or the District of Columbia.

“Equipment” means all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Equity Interests” means, with respect to any Person, any of the shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the securities convertible into or exchangeable for shares of capital stock of (or other ownership, membership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and any of the other ownership, membership or profit interests in such

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” has the meaning set forth in Section 8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Locations” means the following locations where Collateral may be located from time to time: (a) locations where mobile office equipment (e.g. laptops, mobile phones and the like) may be located with employees in the Ordinary Course of Business, and (b) other locations where, in the aggregate for all such locations, less than $250,000 of Collateral is located.

~~“Extension Milestone” means (i) no Event of Default has occurred and is continuing, and (ii) the Second Tranche Term Commitments and Third Tranche Term Commitments have been fully funded in accordance with the terms of this Agreement, and Borrowers have received net cash proceeds from equity financings and/or in the form of upfront and milestone payments from business development transactions, which, in the aggregate are sufficient to fund the operations of Parent and its Subsidiaries through completion of the first Phase 3 study of pegozafermin (“PGZ”) in Severe Hypertriglyceridemia (“SHTG”), based on an operating plan approved by the Parent’s Board subject to Administrative Agent’s reasonable review and approval thereof.~~

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any successor thereto.

“Fee Letter” means that certain letter agreement, dated as of the ~~date hereof~~Restatement Effective Date, by and among Borrowers, Administrative Agent and Lenders, as amended, restated, supplemented or otherwise modified from time to time.

“Financial Covenant Start Date” means initially January 1, 2026, provided that such date shall be deferred until January 1, 2027 if no Event of Default has occurred and is continuing and Administrative Agent has received evidence reasonably satisfactory to it that Borrower Representative has received net cash proceeds of at least $300,000,000 (not including proceeds from conversion or cancellation of Indebtedness) from the issuance of Equity Interests, Subordinated Indebtedness or upfront payments from business development transactions.

~~“First Tranche Term Loan” has the meaning set forth in Section 2.2(a)(i).~~

~~“First Tranche Term Loan Commitment” means, as to any Lender, the aggregate principal amount of First Tranche Term Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.~~

“Foreign Subsidiary” means any Subsidiary other than a Domestic Subsidiary.

~~“Fourth Tranche Term Loan” has the meaning set forth in Section 2.2(a)(iv).~~

~~“Fourth Tranche Term Loan Amount” means, as to any Lender, the aggregate principal amount of Fourth Tranche Term Loans that may be made by such Lender, as set forth on Schedule 1 hereto.~~

“Funding Date” means any date on which a Loan is made to or for the account of a Borrower which shall be a Business Day.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, provided, however, that if there occurs after the Closing Date any change in GAAP that affects in any respect the calculation of any covenant or threshold in this Agreement, Lenders and Borrower Representative shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant or threshold with the intent of having the respective positions of Lender and Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date, and, until any such amendments have been agreed upon, such covenants and thresholds shall be calculated as if no such change in GAAP has occurred.

“General Intangibles” means all “general intangibles” as defined in the Code in effect on the Closing Date with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority, including for the testing, manufacturing, marketing and sales of its Product.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” has the meaning set forth in the preamble.

“Guaranty” means any guarantee of all or any part of the Obligations, including pursuant to Section 13 hereof, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“IIA” is the Israel Innovation Authority of the Israeli Ministry of the Economy.

“Indebtedness” means (a) indebtedness for borrowed money or the deferred price of property or services, (b) any reimbursement and other obligations for surety bonds and letters of credit, (c) obligations evidenced by notes, bonds, debentures or similar instruments, (d) capital lease obligations, (e) Contingent Obligations, (f) obligations in respect of Disqualified Stock, and (g) obligations in respect of Royalty and Milestone Payments.

“Indemnified Person” has the meaning set forth in Section 12.3.

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including under the Israeli Insolvency and Economic Rehabilitation Law, 5778-2018 (the “Israeli Insolvency Law”) or the Companies Ordinance 5743-1983, including but not limited to a freeze order “hakpaat halichim”, an order for the initiation of proceedings, or an order for rehabilitation under the Israeli Insolvency Law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Loan Party (or, as applicable, any of its Subsidiaries), all of such Loan Party’s or Subsidiary’s right, title, and interest in and to the following:

(d)
its Copyrights, Trademarks and Patents;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(e)
any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;
(f)
any and all source code;
(g)
any and all design rights which may be available to such Person;
(h)
any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and
(i)
all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” means all “inventory” as defined in the Code in effect on the Closing Date with such additions to such term as may hereafter be made.

“Investment” means any beneficial ownership interest in any Person (including stock, partnership interest or other securities or Equity Interests), and any loan, advance or capital contribution to any Person, or the acquisition of all or substantially all of the assets or properties of another Person.

“Issuer” means Parent.

“ISR Collateral” means, any and all properties, rights and assets of ISR Guarantor in which a security interest, charge or other Lien is created pursuant to the ISR Collateral Documents in favor of ISR Collateral Agent for the benefit of Secured Parties.

“ISR Collateral Agent” has the meaning set forth in the preamble.

“ISR Collateral Documents” means, collectively, (i) the ISR Fixed Debenture (as defined under Schedule 2A), (ii) the ISR Floating Debenture (as defined under Schedule 2A), and (iii) the pledge over the Borrower’s shares in the ISR Guarantor, all in favor of the ISR Collateral Agent.

“ISR Guarantor” means 89BIO LTD, a limited company organized under the laws of Israel.

“ISR Guarantor Documents” means the ISR Collateral Documents and any other Loan Documents and any other documents to be delivered by or with respect to ISR Guarantor, set forth on Schedule 2A

“Israeli Insolvency Law” has the meaning set forth in the defined term “Insolvency Proceeding”.

“Key Person” means the Chief Executive Officer, Chief Medical Officer and Chief Financial Officer of Parent.

“Lender” has the meaning set forth in the preamble.

“Lender Conversion” has the meaning set forth in Section 2.2(e).

“Lien” means a mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity” means, as of any date of determination, the aggregate amount of Unrestricted Cash, Cash Equivalents and other investment assets approved by Administrative Agent to be included in the calculation of “Liquidity” in its reasonable discretion, in each case, maintained in Collateral Accounts subject to an Control Agreement in favor of Collateral Trustee.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Loan Documents” means, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Warrant, the Fee Letter, the Collateral Trust Agreement, the ISR Guarantor Documents, the Automatic Payment Authorization, the Account Control Agreements, the Collateral Access Agreements, any Subordination Agreement, any note, or notes or guaranties executed by a Loan Party, and any other present or future agreement by a Loan Party with or for the benefit of any Secured Party in connection with this Agreement, all as amended, modified, supplemented, extended or restated from time to time.

“Loan Party” or “Loan Parties” has the meaning set forth in the preamble.

“Loan Request” means a request for a Loan pursuant to this Agreement in substantially the form attached hereto as Exhibit C.

“Loans” means, collectively, the Term Loans, and any other loan from time to time made under this Agreement, and “Loan” means any of the foregoing.

~~“Lowest Trailing Three-Day VWAP” means, for any reference period, the lowest of the average VWAP for each consecutive three VWAP Trading Days in such reference period.~~

“Margin Stock” has the meaning set forth in Section 5.11(b).

“Material Adverse Effect” means (a) a material impairment in the perfection or priority of the Lien in the Collateral pursuant to the Loan Documents to which the Loan Parties are a party or in the value of the Collateral; or (b) a material adverse effect upon: (i) the business, operations, properties, assets or condition (financial or otherwise) of the Loan Parties as a whole; (ii) the prospect of repayment of any part of the Obligations or (iii) the ability to enforce any rights or remedies with respect to any Obligations, as reasonably determined by Administrative Agent.

“Maximum Rate” has the meaning set forth in Section 2.3(d) hereof.

“Minimum RML Amount” means, as of any date of determination, the average monthly Consolidated Change in ~~Cash and Cash Equivalents~~Liquid Assets for the most recent consecutive three month period for which financial statements are due to have been delivered in accordance with Section 6.2 hereof, multiplied by 5.0~~.~~ , provided that after the announcement of topline data from the ongoing Phase 3 study of PGZ in F2/F3 MASH, the amount shall be

(i)
if Administrative Agent has received satisfactory evidence of an announcement of Positive Phase 3 SHTG Data and Positive Phase 3 MASH Data, 50% of Obligations outstanding from time to time, or
(ii)
in all other cases, 115% of Obligations outstanding from time to time.

“NASH” has the meaning set forth in the defined term “Second Tranche Milestone”.

“Obligations” means all of Borrowers’ and each other Loan Party’s obligations to pay the Loans when due, including principal, interest, fees, Secured Party Expenses, the fees pursuant to the Fee Letter and any other amounts due to be paid by a Loan Party, and each Loan Party’s obligation to perform its duties under the Loan Documents (other than the Warrant), and any other debts, liabilities and other amounts any Loan Party owes to any Lender at any time, whether under the Loan Documents or otherwise (but excluding obligations arising under the Warrant), including, without limitation, interest or Secured Party Expenses accruing after Insolvency Proceedings begin (whether or not allowed), and any debts, liabilities, or obligations of any Loan Party assigned to any Secured Party, which shall be treated as secured or administrative expenses in the Insolvency Proceedings to the extent permitted by applicable law.

“OFAC” has the meaning set forth in Section 5.11(c).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Operating Documents” means, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of formation, organization or incorporation on a date that is no earlier than thirty (30) days prior to the Closing Date, or as amended from time to time thereafter, consistent with the terms hereof, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement or operating agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments, restatements and modifications thereto.

“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business as conducted by any such Person in accordance with (a) the usual and customary customs and practices in the kind of business in which such Person is engaged, and (b) the past practice and operations of such Person, and in each case, undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

“Parent” has the meaning set forth in the preamble hereto.

“Patents” means all patents, patent applications and like protections of a Person including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same and all rights therein provided by international treaties or conventions.

“Payment Date” means the first calendar day of each month.

“Perfection Certificate” has the meaning set forth in Section 5.1.

“Permitted Indebtedness” means:

(j)
each Loan Party’s Indebtedness under this Agreement and the other Loan Documents;
(k)
Indebtedness existing on the Closing Date and shown on the Perfection Certificate, provided that (i) to the extent the amount of such type of Indebtedness is limited pursuant to a clause of this defined term, amounts existing on the Closing Date or any permitted refinancing thereof shall count towards such limit, (ii) to the extent such Indebtedness is required to be repaid on the Closing Date, in accordance with a payoff letter delivered as a condition to closing, such Indebtedness shall not constitute Permitted Indebtedness after such repayment, and (iii) to the extent any such Indebtedness is required to be made subject to the terms of a Subordination Agreement as of the Closing Date or thereafter, pursuant to the terms of this Agreement, such Indebtedness shall be permitted only to the extent the applicable Subordination Agreement is in effect;
(l)
Subordinated Debt;
(m)
unsecured Indebtedness and accrued liabilities to trade creditors incurred in the Ordinary Course of Business;
(n)
Indebtedness incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business;
(o)
Indebtedness secured by Permitted Liens, provided that the applicable amount thereof does not exceed the limit, if any, specified in the applicable clause of the defined term “Permitted Liens”;
(p)
Indebtedness consisting of Royalty and Milestone Payments, as set forth on Schedule 5, as the same may be updated in accordance with this Agreement;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(q)
Intercompany Indebtedness arising in connection with an Investment permitted by clause (d) of the defined term “Permitted Investments”;
(r)
Indebtedness incurred in connection with cash management services, including corporate credit cards, incurred in the Ordinary Course of Business, in an aggregate amount not to exceed $575,000 at any time;
(s)
Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness in an outstanding principal amount not to exceed $250,000;
(t)
Indebtedness in respect of letters of credit, bank guarantees, bonds and similar instruments issued for the account of any Loan Party or any Subsidiary in the Ordinary Course of Business supporting obligations under (i) workers’ compensation, unemployment insurance and other social security laws and (ii) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature, in an aggregate principal amount for (i) and (ii) not to exceed $250,000 at any time;
(u)
unsecured Indebtedness representing deferred compensation or similar arrangements to employees of the Borrower or their Subsidiaries, in each case, incurred in the Ordinary Course of Business;
(v)
Indebtedness in an aggregate amount outstanding not to exceed $250,000; and
(w)
extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness described in clause (b) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon a Borrower or any of its Subsidiaries, as the case may be.

“Permitted Investments” means:

(x)
Investments (including, without limitation, Subsidiaries) existing on the Closing Date and shown on the Perfection Certificate;
(y)
(i) Investments consisting of Cash Equivalents, and (ii) any Investments permitted by Parent’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Lenders;
(z)
Investments consisting of repurchases of Parent’s Equity Interests from former employees, officers and directors of Parent to the extent permitted under Section 7.7;
(aa)
Investments (i) among Loan Parties, (ii) among Subsidiaries that are not Loan Parties, (iii) by Subsidiaries that are not Loan Parties in Loan Parties, (iv) by Loan Parties in Subsidiaries which are not Loan Parties in an aggregate amount per fiscal year not to exceed $250,000, and (v) by Loan Parties in Subsidiaries which are not Loan Parties for the payment of ordinary course operating expenses of such Subsidiaries (provided that each such Subsidiary that is not a Loan Party shall hold funds in excess of $~~50,000~~150,000 for not more than ten (10) consecutive Business Days before such funds are used to pay whatever invoices or other amounts are owed by such Subsidiary);
(bb)
Investments not to exceed $~~250,000~~500,000 outstanding in the aggregate at any time consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans not involving the net transfer of cash proceeds to employees, officers or directors relating to the purchase of Equity Interests of Parent pursuant to employee stock purchase plans or other similar agreements approved by Parent’s Board;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(cc)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;
(dd)
Investments consisting of Deposit Accounts in which Collateral Trustee has a perfected security interest or otherwise maintained in accordance with Section 6.6;
(ee)
Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business;
(ff)
Investments consisting of accounts receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business; provided that this subsection (j) shall not apply to Investments of a Loan Party in any Subsidiary;
(gg)
Investments consisting of deposits and pledges of cash permitted under clause (h) of the definition of “Permitted Liens”;
(hh)
non-cash Investments in joint ventures or strategic alliance in the Ordinary Course of Business consisting of non-exclusive licensing of technology, the development of technology or the providing of technical support; ~~and~~
(ii)
Investments in an aggregate amount not to exceed $~~250,000~~500,000 per fiscal year~~.~~; and
(jj)
Royalty and Milestone Payments set forth in Schedule 5 (as the same may be updated in accordance with the terms of this Agreement) to the extent constituting Investments.

“Permitted Liens” means:

(kk)
Liens arising under this Agreement and the other Loan Documents;
(ll)
Liens existing on the Closing Date and shown on the Perfection Certificate, provided that (i) to the extent the amount of Indebtedness secured by such type of Lien is limited pursuant to a clause of this defined term, amounts existing on the Closing Date or any permitted refinancing thereof shall count towards such limit, (ii) to the extent the Indebtedness secured by such a Lien is required to be repaid on the Closing Date, in accordance with a payoff letter delivered as a condition to closing, such Lien shall not constitute Permitted Lien after the repayment of the associated Indebtedness, and (iii) to the extent any such Lien is required to be made subject to the terms of a Subordination Agreement as of the Closing Date or thereafter, pursuant to the terms of this Agreement, such Lien shall be permitted only to the extent the applicable Subordination Agreement is in effect;
(mm)
purchase money Liens (i) on Equipment acquired or held by a Loan Party or Subsidiary thereof incurred for financing the acquisition of the Equipment, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment, in each case, securing no more than $250,000 in the aggregate amount outstanding;
(nn)
Liens for taxes, fees, assessments or other government charges or levies, either (i) not yet delinquent or (ii) being contested in good faith and for which such Loan Party or Subsidiary maintains adequate reserves on its books;
(oo)
leases or subleases of real property granted in the Ordinary Course of Business of such Person, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the Ordinary Course of Business of such Person;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(pp)
Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the Ordinary Course of Business, which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;
(qq)
Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the Ordinary Course of Business (other than Liens imposed by ERISA);
(rr)
deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money), leases, surety and appeal bonds and other obligations of a like nature arising in the Ordinary Course of Business, in an aggregate amount not exceeding $250,000 at any time;
(ss)
Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default;
(tt)
Liens in favor of other financial institutions arising in connection with a Deposit Account or Securities Account of a Loan Party or Subsidiary thereof held at such institutions, provided that Collateral Trustee has a perfected security interest in such Deposit Account, or the securities maintained therein and Collateral Trustee has received an Account Control Agreement with respect thereto to the extent required pursuant to Section 6.6 of this Agreement;
(uu)
licenses of Intellectual Property which constitute a Permitted Transfer;
(vv)
Liens granted in the Ordinary Course of Business on the unearned portion of the premium and on the proceeds of the financed insurance securing the payment of financed insurance premiums;
(ww)
Liens on cash collateral maintained in a separate Collateral Account identified as such in the Perfection Certificate, or from time to time after the Closing Date, in a Compliance Certificate, (i) in an amount not to exceed $250,000 to secure contingent reimbursement obligations in respect of letters of credit or (ii) to secure cash management obligations of a Loan Party owed to Silicon Valley Bank, as set forth in that certain payoff letter to Silicon Valley Bank dated as of January 4, 2023; and
(xx)
Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in clause (b), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

“Permitted Transfers” means

(yy)
sales of Inventory by a Loan Party or any of its Subsidiaries in the Ordinary Course of Business;
(zz)
non-exclusive licenses and similar arrangements for the use of Intellectual Property of a Loan Party or any of its Subsidiaries in the Ordinary Course of Business; and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive with respect to territory only as to specific geographical regions outside of the United States and/or Europe, and so long as after giving effect to such license, Borrowers and their Subsidiaries retain sufficient rights to use the subject Intellectual Property so as to enable them to continue to conduct their business in the Ordinary Course of Business and without material impairment of the value of the subject Intellectual Property;
(aaa)
dispositions of worn-out, obsolete or surplus Equipment in the Ordinary Course of Business that is, in the reasonable judgment of such Loan Party or Subsidiary, no longer economically practicable to maintain or useful;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(bbb)
Transfers consisting of the granting of Permitted Liens and the making of Permitted Investments;
(ccc)
the use or transfer of money or Cash Equivalents for (i) the payment of expenses in the Ordinary Course of Business and in a manner that is not prohibited by the Loan Documents, (ii) in connection with transactions that (A) are approved by a Loan Party’s Board (or equivalent) (to the extent such approval is required by such Loan Party’s policies or other organizational documents), (B) are customary for such Loan Party’s industry and (C) not otherwise prohibited by the Loan Documents and (iii) payment of taxes;
(ddd)
Transfers from any Subsidiary to a Loan Party or among Loan Parties;
(eee)
abandonment, forfeiture or dedication to the public of any Intellectual Property in the Ordinary Course of Business that is not material to the Loan Parties’ business to the extent permitted by Section 6.7;
(fff)
other Transfers of assets having a fair market value of not more than $250,000 per fiscal year of Parent.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“PGZ” has the meaning set forth in the defined term “Restatement Extension Milestone”.

“Positive Phase 3 SHTG Data” has the meaning set forth in the defined term “Restatement Second Tranche Milestone”.

“Positive Phase 3 MASH Data” has the meaning set forth in the defined term “Restatement Extension Milestone.

“Prime Rate” means, at any time, the rate of interest noted in The Wall Street Journal, Money Rates section, as the “Prime Rate”. In the event that The Wall Street Journal quotes more than one rate, or a range of rates, as the Prime Rate, then the Prime Rate shall mean the average of the quoted rates. In the event that The Wall Street Journal ceases to publish a Prime Rate, then the Prime Rate shall be the average of the three (3) largest U.S. money center commercial banks, as determined by Lenders.

“Pro Rata Share” means, with respect to any Lender and as of any date of determination, the percentage obtained by dividing (i) the aggregate Commitments of such Lender by (ii) the aggregate Commitments of all Lenders provided, that to the extent any Commitment has expired or been terminated, with respect to such Commitment, the applicable outstanding balance of the Loans made pursuant to such Commitment held by such Lender and all the Lenders, respectively, shall be used in lieu of the amount of such Commitment, provided further, that with respect to all matters relating to a particular Loan, the Commitment or outstanding balance of the applicable Loan, shall be used in lieu of the aggregate Commitment or outstanding balance of all Loans in the foregoing calculation. “Ratable” and related terms shall mean, determined by reference to such Lender’s Pro Rata Share.

“Products” means any products manufactured, sold, developed, tested or marketed by a Loan Party or any of its Subsidiaries.

“Registered Organization” means any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of aggregate principal amount of all Loans outstanding and the aggregate amount of all unfunded commitments to make Loans, at such date of determination.

“Requirement of Law” means as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means with respect to any Person, any of the Chief Executive Officer, President or Chief Financial Officer of such Person. Unless the context otherwise requires, each reference to a Responsible Officer herein shall be a reference to a Responsible Officer of Parent.

“Restatement Amortization Date” means January 1, 2027, provided that if the Restatement Extension Milestone is achieved prior to January 1, 2027, the Restatement Amortization Date shall be January 1, 2028.

“Restatement Effective Date” means September 30, 2024.

“Restatement Extension Milestone” means (i) no Event of Default has occurred and is continuing and (ii) Borrower Representative shall have delivered evidence satisfactory to Administrative Agent in its sole discretion that Loan Parties have announced positive data from the ongoing Phase 3 ENLIGHTEN study of PGZ in non-cirrhotic F2/F3 Metabolic Dysfunction-Associated Steatohepatitis supportive of FDA approval with a commercially viable product profile (“Positive Phase 3 MASH Data”).

“Restatement First Tranche Availability Period” means the period commencing on the Restatement Effective Date through and including June 30, 2025.

“Restatement First Tranche Term Loan”, “Restatement First Tranche Term Loan – Part A”, “Restatement First Tranche Term Loan – Part B”, “Restatement First Tranche Term Loan – Part C” and “Restatement First Tranche Term Loan – Part D”, each, has the meaning set forth in Section 2.2(a)(i).

“Restatement First Tranche Term Loan Commitment” means, as to any Lender, collectively, the Restatement First Tranche Term Loan Commitment – Part A, Restatement First Tranche Term Loan Commitment – Part B, Restatement First Tranche Term Loan Commitment – Part C and Restatement First Tranche Term Loan Commitment – Part D

“Restatement First Tranche Term Loan Commitment – Part A” means, as to any Lender the aggregate principal amount of Restatement First Tranche Term Loans – Part A committed to be made by such Lender, as set forth on Schedule 1 hereto.

“Restatement First Tranche Term Loan Commitment – Part B” means, as to any Lender the aggregate principal amount of Restatement First Tranche Term Loans – Part B committed to be made by such Lender, as set forth on Schedule 1 hereto.

“Restatement First Tranche Term Loan Commitment – Part C” means, as to any Lender the aggregate principal amount of Restatement First Tranche Term Loans – Part C committed to be made by such Lender, as set forth on Schedule 1 hereto.

“Restatement First Tranche Term Loan Commitment – Part D” means, as to any Lender the aggregate principal amount of Restatement First Tranche Term Loans – Part D committed to be made by such Lender, as set forth on Schedule 1 hereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Restatement Second Tranche Availability Period” means the period commencing on the date the Restatement Second Tranche Milestone is achieved through and including December 31, 2025.

“Restatement Second Tranche Milestone” means that Borrower Representative shall have delivered evidence satisfactory to Administrative Agent in its sole discretion that Loan Parties have announced positive data from the ongoing Phase 3 ENTRUST study of pegozafermin (“PGZ”) in Severe Hypertriglyceridemia s a supportive of FDA approval with a commercially viable product profile (“Positive Phase 3 SHTG Data”).

“Restatement Second Tranche Term Loan Commitment” means, as to any Lender the aggregate principal amount of Restatement Second Tranche Term Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.

“Restatement Term Loan” has the meaning set forth in Section 2.2(a).

“Restatement Term Loan Maturity Date” means October 1, 2028.

“Restatement Third Tranche Term Loan Amount” means, as to any Lender the aggregate principal amount of Restatement Third Tranche Term Loans that may be made by such Lender, subject to discretionary approval, as set forth on Schedule 1 hereto.

“Restatement Third Tranche Availability Period” means the period commencing on the Restatement Effective Date through and including the Restatement Amortization Date.

“Restricted License” means any material in-bound license or other similar material agreement (other than ordinary course customer contracts, off the shelf software licenses, licenses that are commercially available to the public, and open source licenses) to which a Loan Party or Subsidiary is a party (a) that prohibits or otherwise restricts such Loan Party or Subsidiary from granting a security interest in its interest in such license or agreement or in any other property, or (b) for which a default under, or termination of which, could reasonably be expected to interfere with Collateral Trustee’s right to sell any Collateral.

“Royalty and Milestone Payments” means milestone payments, royalty payments, upfront payments and other similar payments pursuant to research and development, licensing, collaboration or development agreements or similar agreements.

“SEC” has the meaning set forth in Section 2.2(e)(iii).

~~“Second Tranche Availability Period” means the period commencing on the date the Second Tranche Milestone is met and ending September 30, 2023.~~

~~“Second Tranche Milestone” means that Borrower Representative shall have delivered evidence satisfactory to Administrative Agent in its sole discretion that the Loan Parties have achieved (i) positive 24-week topline data from the ongoing Phase 2b ENLIVEN study of PGZ in Nonalcoholic Steatohepatitis (“NASH”) supportive of continued clinical advancement with a commercially viable product profile, and (ii) initiation of a Phase 3 study of PGZ in SHTG.~~

~~“Second Tranche Term Loan” has the meaning set forth in Section 2.2(a)(ii).~~

~~“Second Tranche Term Loan Commitment” means, as to any Lender, the aggregate principal amount of Second Tranche Term Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.~~

“Secured Party” means any of (i) Collateral Trustee, Administrative Agent, or either of their successors or assigns, and (ii) Lenders.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

“Secured Party Expenses” means all audit fees and expenses, costs, and expenses (including reasonable and documented outside attorneys’ fees and expenses) of any Secured Party for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to a Loan Party, including all costs, expenses and other amounts required to be paid by any Secured Party in accordance with the Collateral Trust Agreement.

“Securities Account” means any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Security Instrument” means any security agreement, assignment, pledge agreement, financing or other similar statement or notice, continuation statement, other agreement or instrument, or any amendment or supplement to any thereof, creating, governing or providing for, evidencing or perfecting any security interest or Lien.

“Shares” means all of the issued and outstanding Equity Interests owned or held of record by a Loan Party in each of its Subsidiaries or in any other Person, in each case, which constitute Collateral.

~~“SHTG” has the meaning set forth in the defined term “Extension Milestone”.~~

“Specified Additional Amount” means, as of any date of determination, the maximum expected liability to Borrower Representative and its Subsidiaries in connection with the matter disclosed in Section 10 of the Perfection Certificate delivered as of the Restatement Effective Date.

“Subordinated Debt” means Indebtedness on terms and to holders reasonably satisfactory to Administrative Agent and incurred by a Loan Party that is subordinated in writing to all of the Obligations, pursuant to a Subordination Agreement.

“Subordination Agreement” means any subordination agreement in form and substance reasonably satisfactory to Administrative Agent entered into from time to time with respect to Subordinated Debt.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest, joint venture interest or other Equity Interest which by the terms thereof has the ordinary voting power to elect the Board of that Person, at the time as of which any determination is being made, is owned or controlled by such Person, directly or indirectly. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Parent.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the date that the Obligations (other than contingent indemnification obligations as to which no claim has been asserted or is known to exist) shall have been paid in full in cash (or, if applicable, converted in accordance with Section 2.2(e)), and any commitment of a Lender to extend credit to a Borrower shall have been terminated.

“Term Loan” and “Term Loans” ~~each, have the meaning set forth in Section 2.2 hereof~~shall mean any Term Loan made hereunder, including without limitation, the Restatement Term Loans.

~~“Term Loan Maturity Date” means January 1, 2027, provided that if the Extension Milestone is achieved, the Term Loan Maturity Date shall be extended to July 1, 2027 .~~

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

~~“Third Tranche Availability Period” means the period commencing on the date the Third Tranche Milestone is met and ending June 30, 2024.~~

~~“Third Tranche Milestone” means that Borrower Representative shall have delivered evidence satisfactory to Administrative Agent in its sole discretion that (i) a positive end-of-Phase-2 meeting with FDA confirming the Borrowers’ pivotal trial plan for PGZ in NASH has been completed and (ii) the Phase 3 clinical program for PGZ in NASH has been initiated.~~

~~“Third Tranche Term Loan” has the meaning set forth in Section 2.2(a)(iii).~~

~~“Third Tranche Term Loan Commitment” means, as to any Lender, the aggregate principal amount of Third Tranche Term Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.~~

“Trademarks” means any trademark and servicemark rights of a Person, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business connected with and symbolized by such trademarks.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer” means defined in Section 7.1.

“Unrestricted Cash” means, as of any date of determination, the aggregate amount of unrestricted cash held by Borrowers ~~in Collateral Accounts subject to an Account Control Agreement in favor of Collateral Trustee~~.

“Unrestricted Conditions” has the meaning set forth in Section 2.2(e).

~~“VWAP” means VWAP means, for any date the price, determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume-weighted average price of the Common Stock for such date on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from the open of trading until the scheduled close of trading on the primary trading session on such VWAP Trading Day), (b) if the Common Stock is listed on OTCQB or OTCQX, and OTCQB or OTCQX, as applicable, is not a Trading Market, the volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Administrative Agent and reasonably acceptable to Borrower Representative, the fees and expenses of which shall be paid by Borrowers.~~

~~“VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.~~

~~“VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event; and (B) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities~~

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

~~exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.~~

“Warrant” means, collectively, each Warrant to Purchase Common Stock ~~dated 16 VWAP Trading Days after the Closing Date~~, executed by Issuer in favor of each Designated Holder~~, on terms substantially as set forth in Exhibit J hereto, as amended, modified, supplemented, extended or restated from time to time~~ in connection with the Commitments made available pursuant hereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

EXHIBIT B

COLLATERAL DESCRIPTION

The Collateral consists of all of each Loan Party’s right, title and interest in and to the following personal property wherever located, whether now owned or existing or hereafter acquired, created or arising:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all such Loan Party’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds (both cash and non-cash) and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Excluded Collateral.

“Excluded Collateral” shall mean (i) any Excluded IP Collateral; (ii) licenses, instruments, leases and agreements to the extent and so long as such a pledge thereof would violate the terms thereof, require the consent of a third-party or violate any requirements of law, but only to the extent, and for so long as, such consent is not obtained, prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other requirement of law; (iii) any cash collateral accounts permitted under the definition of “Permitted Liens”; provided however, that at all times the Collateral shall include all Accounts and all proceeds of the foregoing and (iv) any assets agreed by the Administrative Agent to be excluded from Collateral, in its discretion, upon request by and after consultation with, Borrower Representative.

“Excluded IP Collateral” shall mean any registered Patent, Trademark or Copyright. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Patent, Trademark or Copyright is necessary to have a security interest in such Accounts and such property that are proceeds thereof, then the Collateral shall automatically, and effective as of the Closing Date, include the such Patent, Trademark or Copyright to the extent necessary to permit perfection of Collateral Trustee’s security interest in such Accounts and such other property of such Loan Party that are proceeds thereof.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

EXHIBIT C

LOAN REQUEST

Date:

Reference is made to that certain Loan and Security Agreement, dated January 4, 2023 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among 89BIO, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), 89BIO MANAGEMENT, INC., a Delaware corporation, 89BIO LTD, a Israel limited company, and each other Person party hereto or any other Loan Documents as a guarantor from time to time (collectively, “Guarantors” and each, a “Guarantor”, and together with Borrowers, collectively, “Loan Parties”, and each, a “Loan Party”), the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”) and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.

Borrower Representative hereby requests a Loan in the amount of $[ ] on [ ] (the “Funding Date”) pursuant to the Agreement, and authorizes Lenders to:

(a) Wire Funds to:

Bank:
Address:

ABA Number:
Account Number:
Account Holder:

(b) Deduct amounts from the foregoing advance to be applied to Secured Party Expenses and outstanding fees then due as set forth on the attached Schedule 1.

Borrower Representative represents that each of the conditions precedent to the Loans set forth in the Agreement are satisfied and shall be satisfied on the Funding Date, including but not limited to: (i) the representations and warranties set forth in the Agreement and in the other Loan Documents are and shall be true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they remain true and correct in all material respects as of such earlier date); provided, however, that such materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, (ii) no Default or Event of Default has occurred, and (iii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. [The undersigned certifies that the [Second / Third] Tranche Milestone has been achieved and any supporting documents requested by Administrative Agent in connection therewith have been provided to Administrative Agent.]

Borrower Representative agrees to notify Lenders promptly before the Funding Date if any of the matters which have been represented above shall not be true and correct in all material respects on the Funding Date and if Lenders have received no such notice before the Funding Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct in all material respects as of the Funding Date.

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[SIGNATURE PAGE TO LOAN REQUEST]

This Loan Request is hereby executed as of the date first written above.

BORROWER REPRESENTATIVE:

89BIO, INC.

By:
Name:
Title:

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SCHEDULE 1

Evidence of [Second][Third] Tranche Milestone

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO: K2 HEALTHVENTURES LLC, as Administrative Agent	Date:
FROM: 89BIO, INC.

Reference is made to that certain Loan and Security Agreement, dated January 4, 2023 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among 89BIO, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), 89BIO MANAGEMENT, INC., a Delaware corporation, 89BIO LTD, a Israel limited company, and each other Person party hereto or any other Loan Documents as a guarantor from time to time (collectively, “Guarantors” and each, a “Guarantor”, and together with Borrowers, collectively, “Loan Parties”, and each, a “Loan Party”), the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”) and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.

The undersigned authorized officer of Borrower Representative, hereby certifies in accordance with the terms of the Agreement as follows:

(1) Each Borrower is in compliance for the period ending ____________________ with all covenants set forth in the Agreement; (2) no Event of Default has occurred and is continuing; and (3) the representations and warranties in the Agreement are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

Appendix 1 sets forth true and accurate calculations with respect to the financial covenant in Section 6.10 of the Loan Agreement.

The undersigned certifies that all financial statements delivered herewith are prepared in accordance with GAAP (other than, with respect to unaudited financials for the absence of footnotes and being subject to normal year-end adjustments), consistently applied from one period to the next.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements and Compliance Certificate	Monthly, within 30 days (excluding for the last month of each fiscal quarter)	Yes No
A/R and A/P Aging Reports	Monthly, within 30 days	Yes No
Quarterly financial statements and Compliance Certificate	Quarterly, within 30 days	Yes No
Annual Projections	Annually, within 30 days of fiscal year end	Yes No
Annual audited financial statements and any management letters	Annually, within 90 days of fiscal year end	Yes No

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Statements, reports and notices to stockholders or holders of Subordinated Debt	Within 5 days of delivery	Yes No
SEC filings	Within 5 days after filing with SEC	Yes No
Legal action notices and updates (over $250,000)	Promptly	Yes No
Board, committee and subcommittee or advisory board materials	As and when delivered to Board	Yes No
Board minutes	Promptly after Board meetings	Yes No
IP report	At the end of each fiscal quarter	Yes No
Bank account statements (with transaction detail)	Together with monthly financial statements	Yes No
Product related material correspondence, reports, documents and other filings	Within 5 Business Days	Yes No
Updates re ISR Tax Matter	Together with monthly financial statements (to the extent any material development or change in potential liability	Yes No

Financial Covenant	Required	Complies
Minimum RML	See Schedule 1 hereto	Yes No

Other Covenants	Required	Actual	Complies
Equipment financing Indebtedness	Not to exceed $250,000 outstanding	$	Yes No
Indebtedness from cash management services	Not to exceed $575,000 outstanding	$	Yes No
Indebtedness (general basket)	Not to exceed $250,000 per fiscal year	$	Yes No
Repurchases of stock from former employees, officers and directors	Not to exceed $250,000 per fiscal year	$	Yes No
Investments (general basket)	Not to exceed $~~250,000~~500,000 per fiscal year	$	Yes No
Investments in non-Loan Party Subsidiaries	Not to exceed $250,000 per fiscal year	$	Yes No

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Deposits or pledges for bids, tenders, contracts, leases, surety or appeal bonds	Not to exceed $250,000 at any time[1]	$	Yes No
ISR Guarantor cash, Cash Equivalents and Investments	Not to exceed lesser of $7,000,000 and 20% of aggregate cash, Cash Equivalents and Investments of Parent and Subsidiaries on a consolidated basis	$	Yes No

Other Matters

Please list any SEC filings made since the most recently delivered Compliance Certificate:

Has any Loan Party changed its legal name, jurisdiction of organization or chief executive office? If yes, please complete details below:	Yes	No

Have any new Subsidiaries been formed? If yes, please provide complete schedule below.	Yes	No

Legal Name of Subsidiary	Jurisdiction of Organization	Holder of Subsidiary Equity Interests	Equity Interests Certificated? (Y/N)	Jurisdiction

Have any new Deposit Accounts or Securities Accounts been opened by any Loan Party? If yes, please complete schedule below.	Yes	No

Accountholder	Deposit Account / Intermediary	Address	Account Number	Account Control Agreement in place? (Y/N)[2]

1 Except for investments to fund ordinary operating expenses (subject to cap on cash held by each non-Loan Party Subsidiary of $~~50,000~~150,000, other than funds to be applied to pay invoices and other expenses in next 10 Business Days)

2 If No, please indicate if any basis for exclusion from the requirement to provide Account Control Agreements.

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Is there any new Product not previously disclosed on the Perfection Certificate or any prior Compliance Certificate? If yes, please complete details below:	Yes	No

Has there been any material change to anticipated or scheduled Royalty and Milestone Payments? If yes, please attach updated Schedule 5.	Yes	No

Has any Loan Party added any new lease location, bailee location or other location where Collateral is maintained? If yes, please describe below:	Yes	No

Has any Loan Party entered into a Restricted License? If yes, please describe below:	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

BORROWER REPRESENTATIVE:

89BIO, INC.

By:
Name:
Title:

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SCHEDULE 1

FINANCIAL COVENANT CALCULATIONS

[Attached.]

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EXHIBIT E

REQUIREMENTS FOR INSURANCE DOCUMENTATION

Contact Information for Insurance Documentation:

Ankura Trust Company, LLC, as Collateral Trustee
140 Sherman Street, Fourth Floor
Fairfield, CT 06824
Attention: Beth Micena

Document Requirements:

DOCUMENT	REQUIREMENT
1. Certificate of Liability Insurance (ACORD FORM 25)
•
Ankura Trust Company, LLC and its successors and/or assigns, as collateral agent, to be designated as “Additional Insured”.
•
Ankura Trust Company, LLC name and address to be listed as Certificate Holder.

2. General Liability Endorsement (Additional Insured Endorsement)	• Ankura Trust Company, LLC and its successors and/or assigns, as collateral agent, to be named in additional insured endorsement.
3. Evidence of Commercial Property Insurance (ACORD FORM 28)
•
All-risk commercial property insurance incurring all of each Loan Party’s property
•
Ankura Trust Company, LLC and its successors and/or assigns, as collateral agent, to be designated as “Lender’s Loss Payable,” with Lender’s Loss Payable provision designated.
•
Ankura Trust Company, LLC and above address to be designated in Name and Address of Additional Interest.
•
Insured locations to include all locations of Loan Parties listed in the Perfection Certificate

4. Commercial Property Endorsement (Lender’s Loss Payable Endorsement)
•
Ankura Trust Company, LLC, and its successors and/or assigns, as collateral agent, to be scheduled and designated as “Lender Loss Payable” by endorsement
•
Lender loss payable clause with stipulation that coverage will not be cancelled without a minimum of 10 days’ prior written notice for non-payment of premium, or 30 days for any other cancellation.

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EXHIBIT F

AUTOMATIC PAYMENT AUTHORIZATION

Effective as of January 4, 2023, 89BIO, INC., a Delaware corporation (“Borrower Representative”) hereby authorizes K2 HEALTHVENTURES LLC (“K2”), or any affiliate acting on its behalf pursuant to the Loan Agreement and the bank or financial institution named below (“Bank”) to automatically debit through the Automatic Clearing House (ACH) from, and initiate variable debit and/or credit entries to, the deposit, checking or savings accounts as designated below maintained in the name of a Borrower, and to cause electronic funds transfers to an account of K2 to be applied to the payment of any and all amounts due under the Loan and Security Agreement, dated January 4, 2023 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among Borrower Representative, and any other borrowers party thereto from time to time, K2, and any other lender from time to time party thereto (collectively, “Lenders”), and Ankura Trust Company, LLC, as collateral agent for Lenders, including without limitation, principal, interest, fees, expenses and charges (including Secured Party Expenses). Capitalized terms not otherwise defined herein, have the meanings given in the Agreement.

This Authorization shall remain in effect until the Loan Agreement has been terminated.

Bank:
Address:

ABA Number:
Account Number:
Account Holder:

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[SIGNATURE PAGE TO AUTOMATIC PAYMENT AUTHORIZATION]

This Authorization is executed as of the date set forth above by the undersigned authorized representative of Borrower Representative:

89BIO, INC.

By:
Name:
Title:

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EXHIBIT G

FORM OF
CONVERTIBLE SECURED PROMISSORY NOTE

[THE SECURITY REPRESENTED BY THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION, INCLUDING PURSUANT TO RULE 144 OF THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(A)7) OF THE SECURITIES ACT.]3

$[_______________]	[_______ __, 20 ]

FOR VALUE RECEIVED, the undersigned, 89BIO, INC., a Delaware corporation (“Borrower Representative”), and each Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), hereby unconditionally, jointly and severally, promise to pay to [_________________________] (together with its successors and assigns, the “Holder”) at the times, in the amounts and at the address set forth in the Loan and Security Agreement, dated as of January 4, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein without definition have the meanings assigned to such terms in the Loan Agreement), among Borrowers, the Holder, any other lender from time to time party thereto (collectively, “Lenders”), K2 HEALTHVENTURES LLC, as Administrative Agent (in such capacity, “Administrative Agent”) and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, “Collateral Trustee”), the lesser of (i) the principal amount of [__________] Dollars ($[__________]) and (ii) the aggregate outstanding principal amount of Loans made by the Holder to Borrowers according to the terms of Section 2.2 of the Loan Agreement. Borrowers further, jointly and severally, promise to pay interest in accordance with Section 2.3 of the Loan Agreement. This Note is subject to conversion in accordance with the terms of Section 2.2(e) of the Loan Agreement. In no event shall interest hereunder exceed the maximum rate permitted under applicable law. All payments of principal, interest and any other amounts due shall be made as set forth in Section 2.5 of the Loan Agreement.

The Obligations evidenced by this Secured Promissory Note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”) are subject to acceleration in accordance with Section 9.1 of the Loan Agreement. Each Borrower hereby waives presentment, demand, notice of default or dishonor, notice of payment and nonpayment, protest and all other demands and notices in connection with the execution, delivery, acceptance, performance, default or enforcement of this Note.

This Note is secured by a security interest in the Collateral granted to Collateral Trustee, for the ratable benefit of Lenders, pursuant to certain other Loan Documents.

The terms of Section 11 of the Loan Agreement are incorporated herein, mutatis mutandis.

For purposes of Sections 1272, 1273 and 1275 of the IRC, this Note is being issued with “original issue discount.” Please contact [______________], 142 Sansome Street, 2nd Floor San Francisco, CA 94104, or by telephone at [_____________] to obtain information regarding the issue price, issue date, amount of original issue discount and yield to maturity.

3 If no Unrestricted Condition has been met

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[SIGNATURE PAGE TO SECURED PROMISSORY NOTE]

IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed and delivered on the date set forth above by the duly authorized representative of each Borrower.

89BIO, INC.

By:
Name:
Title:

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EXHIBIT H

CONVERSION ELECTION NOTICE

Reference is made to that certain Loan and Security Agreement, dated January 4, 2023 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among 89BIO, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), 89BIO MANAGEMENT, INC., a Delaware corporation, 89BIO LTD, a limited company organized under the laws of Israel, and each other Person party hereto or any other Loan Documents as a guarantor from time to time (collectively, “Guarantors” and each, a “Guarantor”, and together with Borrowers, collectively, “Loan Parties”, and each, a “Loan Party”), the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”) and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.

The undersigned Lender hereby elects to convert $[_______________] of the outstanding Term Loans into Conversion Shares.

Please issue the Conversion Shares in the following name and to the following address: Issue to the following Designated Holder: [____________]
[____________]
[____________]

[LENDER]

By:
Title:
Dated:

DTC Participant Number and Name (if electronic book entry transfer):
Account Number (if electronic book entry transfer):

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ACKNOWLEDGMENT

Issuer hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock of 89bio, Inc.

89BIO, INC.

By:
Name:
Title:

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~~EXHIBIT I~~

~~CONFIRMATION OF INITIAL CONVERSION PRICE~~

~~Reference is made to that certain Loan and Security Agreement, dated January 4, 2023 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among 89BIO, INC., a Delaware corporation (“Borrower Representative”), 89BIO MANAGEMENT, INC., a Delaware corporation, and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), 89BIO LTD, a Israel limited company, and each other Person party hereto or any other Loan Documents as a guarantor from time to time (collectively, “Guarantors” and each, a “Guarantor”, and together with Borrowers, collectively, “Loan Parties”, and each, a “Loan Party”), the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”) and as collateral agent pursuant to the ISR Collateral Documents and with respect to the Shares of ISR Guarantor (in such capacity, together with its successors, “ISR Collateral Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.~~

~~In accordance with this Section 2.2(e)(xii) of the Agreement, this confirms that the initial Conversion Price is $[______].~~

~~Agreed and Acknowledged:~~

~~ISSUER: 89BIO, INC. By:  Name:  Title: ADMINISTRATIVE AGENT: K2 HEALTHVENTURES LLC By:  Name:  Title:~~

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~~EXHIBIT J~~

~~FORM OF WARRANT TO PURCHASE COMMON STOCK~~

~~[ATTACHED]~~

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SCHEDULE 1
COMMITMENTS

LENDER	K2 HEALTHVENTURES LLC
RESTATEMENT FIRST TRANCHE TERM LOAN COMMITMENT	Part A: $7,500,000[4] Part B: 5,000,000[5] Part C: 22,500,000 ~~$25,000,000~~Part D: $35,000,000
RESTATEMENT SECOND TRANCHE TERM LOAN COMMITMENT	$~~15,000,000~~30,000,000
RESTATEMENT THIRD TRANCHE TERM LOAN ~~COMMITMENT~~AMOUNT[6]	$~~10,000,000~~50,000,000
~~FOURTH TRANCHE TERM LOAN AMOUNT~~	~~$50,000,0007~~
TOTAL	$~~100,000,000~~150,000,000

4 Corresponds to original conversion amount

5 Corresponds to new conversion amount

6 Subject to discretionary approval by Lenders

7 ~~Subject to discretionary approval by Lenders~~

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SCHEDULE 2A
ISR GUARANTOR DOCUMENTS

1.
First ranking Fixed Charge Debenture executed by the ISR Guarantor with wet ink, in favor of the ISR Collateral Agent, together with executed closing deliverables required pursuant to the terms thereof (the “ISR Fixed Debenture”).
2.
First ranking Floating Charge Debenture executed by the ISR Guarantor with wet ink, in favor of the ISR Collateral Agent, together with executed closing deliverables required pursuant to the terms thereof (the “ISR Floating Debenture”).
3.
Two Forms 10 of the Israeli Registrar of Companies, executed by an officer of the ISR Guarantor, with originals to follow within 5 Business Days of the Closing Date.
4.
Copies of the notices executed by Silicon Valley Bank in order to effect the release of Liens No. 5 and 6 registered with the Israeli Registrar of Companies in favor of Silicon Valley Bank, and, to the extent required to effect such releases, a power of attorney executed by Silicon Valley Bank, with originals to follow within 5 Business Days of the Closing Date.
5.
Certified officer’s certificate with respect to Operating Documents, Board and shareholder resolutions approving, inter alia, the execution of this Agreement, the applicable ISR Collateral Documents and any other Loan Documents executed by the ISR Guarantor, and incumbency.
6.
Copy of the pledge registration notice for the Israeli Registrar of Pledges (ROP), executed by an officer of the Parent, with originals to follow within 5 Business Days of the Closing Date.

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SCHEDULE 2B

~~POST-CLOSING~~POST-RESTATEMENT EFFECTIVE DATE DELIVERIES

7.
~~Within 16 VWAP Trading Days of the Closing Date, the Warrant, duly executed by Issuer, with the original executed Warrant delivered 3 Business Days thereafter to Administrative Agent~~
8.
~~Within 16 VWAP Trading Days of the Closing Date, the Confirmation of initial Conversion Price in the form attached hereto as Exhibit I~~
9.
~~Within 30 days of the Closing Date, evidence showing the issuance of lender loss payable provisions and endorsements, additional insured clauses and endorsements in favor of Collateral Trustee, in accordance with Section 6.5 hereof.~~
10.
~~Within 30 days of the Closing Date, duly executed signatures to the Collateral Access Agreement(s) for locations required under the Agreement.~~
11.
Within ~~10 Business Days~~30 days of the ~~Closing~~Restatement Effective Date, ~~the duly executed~~deliver Account Control Agreements with respect to each Collateral ~~Accounts~~Account to the extent required ~~under the~~to be subject to an Account Control Agreement in accordance with Section 6.6(b).
12.
~~Within 10 Business Days of the Closing Date, executed original share transfer deed with respect to the pledged shares, and original signature pages of the Loan Parties to this Agreement.Within 2 Business Days of receipt from the Israeli Registrar of Companies, confirmation from the Israeli Registrar of Companies that Liens No. 5 and 6 registered in favor of Silicon Valley Bank have been removed.Within 2 Business Days of receipt from the Israeli Registrar of Companies, copy of a registration certificate from the Israeli Registrar of Companies evidencing registration of the ISR Fixed and Floating Debentures, together with an updated extract from the Israeli Registrar of Companies.Within 2 Business Days of receipt from the Israeli Registrar of Pledges, copy of a registration certificate from the Israeli Registrar of Pledges evidencing registration of the pledge over the Parent’s shares in the ISR Guarantor set forth in Schedule 6 hereto.Within 30 days of the Closing Date, confirmation from the Israeli Registrar of Companies with respect to the successful filing of the ISR Guarantor’s Annual Report.Within 30 days of the Closing Date, amended Articles of Association of the ISR Guarantor.~~Within 30 days of the ~~Closing Date, a good standing certificate of the Secretary of State of the State of California with respect to 89bio Management, Inc.~~ Restatement Effective Date, Loan Parties shall comply with Section 6.12 of the Agreement with respect to any new locations not yet subject to Collateral Access Agreements.

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SCHEDULE 3

TAXES; INCREASED COSTS

1.
Defined Terms. For purposes of this Schedule 3:
(a)
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
(b)
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in such Term Loan or Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Schedule 3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Schedule 3 and (iv) any withholding Taxes imposed under FATCA.
(c)
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.
(d)
“Foreign Lender” means a Lender that is not a U.S. Person.
(e)
“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Loan Parties under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
(f)
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
(g)
“IRS” means the United States Internal Revenue Service.
(h)
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).
(i)
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
(j)
“Recipient” means Administrative Agent, the Collateral Trustee or any Lender, as applicable.

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(k)
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
(l)
“Withholding Agent” means, any Loan Party and Administrative Agent.
2.
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Loan Parties under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Loan Parties shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Schedule 3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
3.
Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent, timely reimburse it for the payment of, any Other Taxes.
4.
Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Schedule 3 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower Representative by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
5.
Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent and Collateral Trustee, within 10 days after written demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified Administrative Agent or Collateral Trustee for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.2 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent or Collateral Trustee in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent or Collateral Trustee, as applicable, shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent and Collateral Trustee to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent or Collateral Trustee, as applicable, to the Lender from any other source against any amount due to Administrative Agent or Collateral Trustee under this Section 5.
6.
Evidence of Payments. As soon as practicable after any payment of Taxes by the Loan Parties to a Governmental Authority pursuant to the provisions of this Schedule 3, Borrower Representative shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
7.
Status of Lenders.
(m)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower Representative and Administrative Agent, at the

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time or times reasonably requested by Borrower Representative or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower Representative or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower Representative or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower Representative or Administrative Agent as will enable the Loan Parties or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Schedule 3) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(n)
Without limiting the generality of the foregoing, in the event that any Loan Party is a U.S. Person,
(i)
any Lender that is a U.S. Person shall deliver to Borrower Representative and Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of Borrower Representative or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(ii)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of Borrower Representative or Administrative Agent), whichever of the following is applicable:
A.
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
B.
executed copies of IRS Form W-8ECI;
C.
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate, in form and substance reasonably acceptable to Borrower Representative and Administrative Agent, to the effect that such Foreign Lender (or other applicable Person) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Loan Party within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to any Loan Party as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
D.
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

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(iii)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of Borrower Representative or Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the applicable Loan Party or Administrative Agent to determine the withholding or deduction required to be made; and
(iv)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower Representative and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested in writing by Borrower Representative or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested in writing by Borrower Representative or Administrative Agent as may be necessary for the applicable Loan Party and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(o)
Administrative Agent shall deliver to Borrower Representative on or prior to the date on which the Administrative Agent becomes a party to this Agreement (and from time to time thereafter upon the reasonable written request of Borrower Representative) executed copies of IRS Form W-9.
(p)
Each Lender and Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower Representative and/or Administrative Agent, as applicable, in writing of its legal inability to do so.
8.
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Schedule 3 (including by the payment of additional amounts pursuant to the provisions of this Schedule 3), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Schedule 3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request in writing of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
9.
Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan or of maintaining its obligation to make any such Term Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request in writing of such Recipient, the Loan Parties will pay to such Recipient such

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additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender and delivered to the Borrower Representative, shall be conclusive absent manifest error. The Loan Parties shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
10.
Survival. Each party’s obligations under the provisions of this Schedule 3 shall survive the resignation or replacement of Administrative Agent or Collateral Trustee or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
11.
Tax Treatment. Except as otherwise required by applicable law, the parties hereto agree to treat the Loans, for U.S. federal income tax purpose, as a convertible debt instrument that is not subject to the application of the rules of Treasury Regulation Section 1.1275-4.

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SCHEDULE 4
[RESERVED]

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Annex B

[_____________]

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $[___________] par value per share (the “Common Stock”), of [___________] (the “Company”, and such shares of Common Stock, the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange SEC (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Loan and Security Agreement, dated as of [___________], 2023 (the “Agreement”), by and among the Company, the other Loan Parties party thereto, the lenders from time to time party thereto, and K2 HEALTHVENTURES LLC, as administrative agent for the lenders. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

12.
Name:
(q)
Full Legal Name of Selling Stockholder

(r)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(s)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this questionnaire):

13.
Address for Notices to Selling Stockholder:

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Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

14.
Beneficial Ownership of Registrable Securities:

Type and Number of Registrable Securities beneficially owned:

15.
Broker-Dealer Status:
(t)
Are you a broker-dealer?

Yes  No 

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(u)
Are you an affiliate of a broker-dealer?

Yes  No 

Note: If yes, provide a narrative explanation below:

(v)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  No 

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

16.
Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(w)
As of ____________, 20___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account), _________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
(x)
In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 20___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to

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______________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.

If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power: Number of Shares	Nature of Relationship Resulting in Sole Voting Power
Shared Voting Power:
Number of Shares	With Whom Shared	Nature of Relationship
Sole Investment power:
Number of Shares	Nature of Relationship Resulting in Sole Investment Power
Shared Investment power:
Number of Shares	With Whom Shared	Nature of Relationship
(y)
As of _______________, 20___, the Selling Stockholder had the right to acquire the following shares of the Company’s common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

17.
Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

18.
Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

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State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner: By: Name: Title:

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SCHEDULE 5

ROYALTY AND MILESTONE

[***]

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SCHEDULE 6

PLEDGED SHARES

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SCHEDULE 1

AMENDMENT DOCUMENTS

1.
First Amendment to Loan and Security Agreement
2.
Amended and Restated Fee Letter
3.
Perfection Certificate (updated)
4.
Disbursement Letter (with respect to Term Loan to be advanced on or about the First Restatement Effective Date)
5.
Certificate of 89bio, Inc. and 89bio Management, Inc., duly executed by a Responsible Officer, certifying and attaching (i) the Operating Documents (certified by the Secretary of State (or equivalent agency) on a date that is no earlier than thirty (30) days prior to the date hereof), (ii) resolutions duly approved by the Board, (iii) any resolutions, consent or waiver duly approved by the requisite holders of each such Loan Party’s Equity Interests, if applicable (or certifying that no such resolutions, consent or waiver is required), and (iv) a schedule of incumbency
6.
Warrant to Purchase Common Stock

Schedule 1